Rule 497(e)
File No. 333-146827

Statement of Additional Information

Innovator Growth Accelerated Plus ETF® – January (QTJA)	Innovator U.S. Equity Accelerated Plus ETF® – July (XTJL)
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January (XBJA)	Innovator Growth Accelerated Plus ETF® – October (QTOC)
Innovator U.S. Equity Accelerated Plus ETF® – January (XTJA)	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October (XBOC)
Innovator Growth Accelerated Plus ETF® – April (QTAP)	Innovator U.S. Equity Accelerated Plus ETF® – October (XTOC)
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April (XBAP)	Innovator Growth Accelerated ETF® – Quarterly (XDQQ)
Innovator U.S. Equity Accelerated Plus ETF® – April (XTAP)	Innovator U.S. Equity Accelerated ETF® – Quarterly (XDSQ)
Innovator Growth Accelerated Plus ETF® – July (QTJL)	Innovator Uncapped Accelerated U.S. Equity ETF (XUSP)
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July (XBJL)

February 27, 2026
as supplemented April 16, 2026

200 W. Front Street
Wheaton, Illinois 60187
www.innovatoretfs.com

This Statement of Additional Information (“SAI”) describes shares of each the funds set forth above (each a “Fund” and collectively, the “Funds”), each a series of Innovator ETFs® Trust (the “Trust”). Each Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Funds’ distributor is Foreside Fund Services, LLC (“Foreside” or the “Distributor”). Each Fund’s shares are principally listed for trading on Cboe BZX Exchange, Inc.

This SAI supplements the information contained in each Fund’s Prospectus, each dated February 27, 2026, as each may be amended and supplemented from time to time. This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A copy of a Fund’s most recent Prospectus may be obtained, without charge, by writing the Adviser at the address listed above or by calling (800) 208-5212.

The audited financial statements for each Fund’s most recent fiscal year appear in the Funds’ Form N-CSR dated October 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”). The financial statements from the Form N-CSR and notes thereto are incorporated herein by reference. The Form N-CSR is available without charge by calling (800) 208-5212 or by visiting the SEC’s website at http://www.sec.gov.

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General Information

The Trust is a Delaware statutory trust organized on October 17, 2007. On August 11, 2017, the Trust changed its name from Academy Funds Trust to Innovator ETFs® Trust. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of 177 separate series, representing separate portfolios of investments. This SAI relates to the Funds listed in the table below, each of which is a separate series of the Trust and is classified as a “non-diversified company,” as such term is defined in the 1940 Act.

Innovator Growth Accelerated Plus ETF® – January	Innovator U.S. Equity Accelerated Plus ETF® – July
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	Innovator Growth Accelerated Plus ETF® – October
Innovator U.S. Equity Accelerated Plus ETF® – January	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October
Innovator Growth Accelerated Plus ETF® – April	Innovator U.S. Equity Accelerated Plus ETF® – October
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	Innovator Growth Accelerated ETF® – Quarterly
Innovator U.S. Equity Accelerated Plus ETF® – April	Innovator U.S. Equity Accelerated ETF® – Quarterly
Innovator Growth Accelerated Plus ETF® – July	Innovator Uncapped Accelerated U.S. Equity ETF
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July

Each Fund offers, issues and redeems shares (“Shares”) at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit”). Each Fund may issue or redeem Creation Units in exchange for the securities comprising the Fund (“Deposit Securities”) and/or cash, or some combination thereof. Shares of each Fund are listed and traded on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”), a national securities exchange. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below such Fund’s NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the section entitled “Disclosure of Portfolio Holdings Information”), and, generally, in exchange for a cash amount. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

Each Fund is a separate mutual fund, and each Share represents an equal proportionate interest in such Fund. All consideration received by the Trust for Shares and all assets of a Fund belong solely to the Fund and would be subject to liabilities related thereto.

The Trust reserves the right to permit or require that creations and redemptions of Shares are effected fully or partially in-kind and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust a cash deposit marked to the market value of any omitted Deposit Securities. The Trust may use such cash deposit at any time to purchase Deposit Securities. For more information please see the section entitled “Creation and Redemption of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of Securities and Exchange Commission (“SEC”) rules and regulations applicable to management investment companies offering redeemable securities.

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board of Trustees of the Trust may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board of Trustees may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders.

Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees has a material personal financial interest in the subject action. There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust.

Capitalized terms used in this SAI, but not otherwise defined, have the meanings ascribed to them in the respective Fund’s Prospectus.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the “approximate value” of a Fund, as described in the section of the Prospectus entitled “Net Asset Value,” is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell Shares of a Fund in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

Innovator or its affiliates, or a fund for which Innovator or an affiliate serves as investment adviser, (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, or may purchase Shares of a Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of the Fund, the Shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such Shares.

Investment Restrictions and Policies

Investment Objective

There can be no assurance that a Fund will achieve its objective. Each Fund’s investment objective and policies, and its associated risks, are discussed below and in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about each Fund and its policies is provided below.

Fundamental Investment Restrictions

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). All other investment policies or practices of a Fund are considered by the Trust to be non-fundamental and, accordingly, may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of: (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund.

Each Fund shall not:

(1)       Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)       Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)       Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.

(4)       Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5)       Purchase or sell commodities except to the extent permitted by applicable law.

(6)       Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will concentrate to approximately the same extent as the Underlying ETF concentrates in the securities of a particular industry or group of industries. To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Notations Regarding a Fund’s Fundamental Investment Restrictions

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of such Fund’s total assets from banks for any purpose, and to borrow up to 5% of such Fund’s total assets from banks or other lenders for temporary purposes (a Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.”

Except for restriction (1) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of a Fund will not constitute a violation of that restriction. With respect to restriction (1), if the limitations are exceeded as a result of a change in market value then such Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

With respect to the fundamental policy relating to concentrations set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. Rather, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes a concentration. It is possible that interpretations of concentration could change in the future.

With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in each Fund’s Prospectus, a Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

(1)       A Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

(2)       A Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

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Unless otherwise indicated, all limitations under a Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser/Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Portfolio Turnover

A Fund may have a portfolio turnover rate in excess of 100%. Portfolio trading will be undertaken principally to accomplish a Fund’s investment objective. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. Therefore, a Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from purchases and redemptions of Shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. The following table sets forth each Fund’s portfolio turnover rate for the indicated periods. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings. Derivative instruments and instruments with maturities of one year or less at the time of acquisition are excluded from the calculation of each Fund’s portfolio turnover rate. If such instruments were included, the portfolio turnover rate of each Fund would differ from the below.

Portfolio Turnover Rate
Fund	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2025
Innovator Growth Accelerated Plus ETF® – January	0%	0%
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	0%	0%
Innovator U.S. Equity Accelerated Plus ETF® – January	0%	0%
Innovator Growth Accelerated Plus ETF® – April	0%	0%
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	0%	0%
Innovator U.S. Equity Accelerated Plus ETF® – April	0%	0%
Innovator Growth Accelerated Plus ETF® – July	0%	0%
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	0%	0%
Innovator U.S. Equity Accelerated Plus ETF® – July	0%	0%
Innovator Growth Accelerated Plus ETF® – October	0%	0%
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	0%	0%
Innovator U.S. Equity Accelerated Plus ETF® – October	0%	0%
Innovator Growth Accelerated ETF® – Quarterly	0%	0%
Innovator U.S. Equity Accelerated ETF® – Quarterly	0%	0%
Innovator Uncapped Accelerated U.S. Equity ETF	0%	0%

CFTC Regulation — Commodity Pool Exclusion

The Adviser, on behalf of each Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA.

Investment Strategies and Risks

The following information relates to and supplements the description of each Fund’s investment strategies and risks that are contained in its Prospectus and includes descriptions of permitted investments and investment practices as well as associated risk factors.

Borrowing and Leverage.    A Fund may borrow money to the extent permitted by the 1940 Act. If a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, each Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk.    Each Fund may be more susceptible to operational risks through breaches in cyber security. A cyber security incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a service provider to suffer data corruption or lose operational functionality. A cyber security incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, remediation costs associated with system repairs, data corruption or loss of operational capacity. Any of these results could have a substantial adverse impact on a Fund. For example, if a cyber security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Share purchases and redemptions. Cyber security incidents could cause a Fund, Adviser, Sub-Adviser or Distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. Such incidents may also cause a Fund to violate applicable privacy and other laws. The Funds’ service providers have established risk management systems that seek to reduce the risks associated with cyber security, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of the issuers of securities in which the Funds invest or the Funds’ third-party service providers (including the Funds’ transfer agent and custodian), and the Funds and its respective Shareholders may be negatively impacted as a result.

Equity Securities.    The Funds may invest directly in equity securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of such Fund to fluctuate. Equity securities are described in more detail below:

Common Stock.    Common stock represents an equity or ownership interest in an issuer. Common stock may or may not pay dividends, and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

FLEX Options.    FLexible EXchange® Options (“FLEX Options”) are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Certain Considerations Regarding Options.    The FLEX Options in which each Fund invests will be options on an exchange-traded fund (an “ETF” or the “Reference Asset”). As such, the value of a Fund’s FLEX Options will fluctuate with changes in the value of the securities included in, or held by, the Reference Asset, and thus the Reference Asset’s price return. In addition to the value of the Reference Asset, the value of an option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Option contracts that expire unexercised have no value.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Innovator are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

The puts and calls on the Reference Asset entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the Reference Asset at a predetermined specified price (the “strike price”). When a Fund writes a call on the Reference Asset, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund the delivery of an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When a Fund buys a call on the Reference Asset, it pays a premium and has the same rights to such call as indicated above. When a Fund buys a put on the Reference Asset, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When a Fund writes a put on the Reference Asset, it receives a premium and the purchaser of the put has the right to require the Fund to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. Notwithstanding the above, the Funds utilize FLEX Options that are cash-settled. Cash-settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contracts. Gain or loss depends on changes in the value of the Reference Asset’s price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Reference Asset’s price return and the exercise price of the option contract times a specified multiple (“multiplier”), which determines the total value for each point of such difference.

Risks of Options on the Reference Asset.    If a Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the Reference Asset’s price return may subsequently change. If such a change causes the exercised option to fall out of the money, the applicable Fund will be required to pay the difference between the closing Reference Asset value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Rule 18f-4.    Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, Rule 18f-4 prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of the Derivatives Rule. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f-4 also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Each Fund complies with the requirements of Rule 18f-4 in its usage of option contracts. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of a Fund, which could adversely affect investors.

Inflation Risk.    Inflation may reduce the intrinsic value of increases in the value of a Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline.

Legislation and Litigation Risk.    Legislation or litigation that affects the value of securities held by a Fund and/or that a Fund has exposure to by virtue of its usage of derivatives instruments may reduce the value of such Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities. In addition, litigation regarding any of the securities owned by any Fund or the Reference Asset may negatively impact the value of the Shares. Such legislation or litigation may cause a Fund to lose value.

Listing Standards Risk.    Each Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in a Fund’s Shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause such Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Risk.    Market risk is the risk that a particular security, or Shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

Shares of a Fund in general, may fall due to current market conditions or adverse changes in market conditions. Values of securities may change due to factors such as, or changes in circumstances in relation to, inflation, interest rates, regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts or wars, natural disasters or future health crises. As a means to fight inflation, the Federal Reserve and certain foreign central banks have historically raised interest rates which may negatively impact the performance of securities held by a Fund. Certain market factors may result in central banks changing their approach in the future. U.S. regulators have proposed, in the past, and may further propose in the future, several changes to market and issuer regulations which could directly impact the Funds and/or their ability to implement its investment strategies or make certain investments. Regulatory changes may also increase operational costs, which could impact overall performance. Bank failures, such as the March 2023 failures of Silicon Valley Bank and Signature Bank (the second- and third-largest bank failures in U.S. history) could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The political climate in the U.S., as well as political and diplomatic events both domestically and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. A U.S. federal government shutdown may also significantly impact investor or consumer behavior, which may adversely impact the markets and global economy. Global and domestic authorities and regulators have previously responded to serious economic disruptions with ranging fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Any change in these policies, or the ineffectiveness of these policies, cold increase volatility in securities markets, which may adversely impact the fund’s investments and performance. Any market disruptions could also delay a Fund from making sound investment decisions in a timely manner. If a Fund concentrates its investments in a region enduring geopolitical market disruption, it may face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market, adversely impacting a different country, region or financial market.

Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, armed conflicts or wars have and could continue to cause significant market disruptions and volatility within the markets. The hostilities and sanctions resulting from those hostilities could have a significant impact on a Fund’s investments, performance and liquidity. The economies of the U.S. and its trading partners, as well as the financial markets generally, may also be adversely impacted by trade disputes and other matters. If any geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any future public health crisis, and the ensuing policies enacted by governments and central banks have caused in the past, and may cause in the future, significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The Fund’s investments and liquidity thereof could be negatively impacted in the event of such health crises.

Advancements in technology may also adversely impact markets and overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Security Issuer Risk.    Issuer-specific attributes may cause a security held by the Reference Asset to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Short-Term Instruments and Temporary Investments.    Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Disclosure of Portfolio Holdings Information

The Trust has adopted a policy regarding the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither the Funds nor the Trust’s officers or Trustees, nor its Adviser or any agent, nor any employee thereof (“Fund Representative”), will disclose the Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies, as applicable, or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).

Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in the Fund’s public filings with the SEC, disclosed on the Fund’s publicly accessible website, publicly disseminated through the National Securities Clearing Corporation (“NSCC”) or is otherwise publicly available.

Portfolio Holdings Information.    The Fund’s complete portfolio holdings are publicly disseminated through financial reporting and news services, including the Fund’s publicly accessible Internet website (https://www.innovatoretfs.com/). In addition, a basket composition file, which includes the security names and share quantities or amounts to deliver in exchange for Fund shares and may overlap with actual or expected Fund holdings, is publicly disseminated via the NSCC.

Portfolio holdings information that is not filed with the SEC, disclosed on the Fund’s publicly available website, publicly disseminated through the NSCC or is otherwise publicly available may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data and other providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

Portfolio Characteristics Information.    Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Fund’s publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Adviser’s legal or compliance department, who must first determine that a Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

However, upon request, the Funds will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, certain statistical information about the Fund’s portfolio. In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling toll-free at (800) 208-5212. Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.

The type and volume of portfolio characteristics information that is made available upon request will vary among the Funds and other funds within the Trust (depending on the investment strategies and the portfolio management team of the Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information. However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.

Type of Information	When Available Upon Request
Financial Characteristics Information (Aggregate Liquidity Classification Information)

Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to shareholders and any non-shareholder with a legitimate business purpose.

In addition, each Fund currently intends to publish certain portfolio characteristics information on the Trust’s website (www.innovatoretfs.com) on a daily basis. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling at the toll-free number listed above.

Oversight of the Policy.    Under the policy, Fund Representatives will periodically supply the Board with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.

Management of the Trust

Trustees and Officers

The business and affairs of the Trust are managed under the direction of its Board. The Trust’s Trustees and principal officers are noted in the tables below along with their year of birth and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death or removal. The Fund’s officers are elected annually by the Board and serve at the Board’s pleasure. Each Trustee serves as a trustee of all the ETFs issued by the Trust. Effective on April 1, 2026, Cheryl K. Beebe; Dwight L. Bush; Kathryn A. Cassidy; John G. Chou; Joaquin Delgado; Eileen H. Dowling; Lawrence Hughes; John F. Killian; Steven D. Krichmar; Michael Latham; Lawrence W. Stranghoener; Gregory G. Weaver; and James A. McNamara became Trustees of the Trust. Furthermore, effective on April 1, 2026, H. Bruce Bond, Mark Berg, Joe Stowell no longer served as Trustees of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee in the Past Five Years
Independent Trustees
Gregory G. Weaver 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1951	Trustee	Since 2026	Mr. Weaver is retired. Formerly, he was Director, Verizon Communications Inc. (2015–2024); Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012).	371

Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Cheryl K. Beebe 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1955	Trustee	Since 2026	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); and was formerly Director, HanesBrands Inc. (a multinational clothing company) (2020–2023); Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).	371

Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee in the Past Five Years
Dwight L. Bush 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1957	Trustee	Since 2026	The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017); a Member of the Board of Directors of Santander Bank, N.A. (2018–2019); and a Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021–2025). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).	371	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
Kathryn A. Cassidy 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1954	Trustee	Since 2026	Ms. Cassidy is retired. Formerly, she was Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–2025). Ms. Cassidy was also Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies).	371	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
John G. Chou 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1956	Trustee	Since 2026	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021–2022); Executive Vice President and Chief Legal Officer (2019–2021); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017) of Cencora, Inc. (a pharmaceutical and healthcare company).	371	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee in the Past Five Years
Joaquin Delgado 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1960	Trustee	Since 2026	Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).	371

Stepan Company (a specialty chemical manufacturer)

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Eileen H. Dowling 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1962	Trustee	Since 2026	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.	371	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
Lawrence Hughes 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1958	Trustee	Since 2026	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016–April 2016).	371	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee in the Past Five Years
John F. Killian 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1954	Trustee	Since 2026	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).	371

Consolidated Edison, Inc. (a utility holding company)

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Steven D. Krichmar 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1958	Trustee	Since 2026	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990–2001).	371	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
Michael Latham 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1965	Trustee	Since 2026	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007).	371	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
Lawrence W. Stranghoener 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1954	Trustee	Since 2026	Mr. Stranghoener is retired. Formerly, he was Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003–2024); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011–2020); and Interim Chief Executive Officer (2014), Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).	371	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee in the Past Five Years
Brian J. Wildman 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2017	Mr. Wildman is an independent business consultant (2025 – present); and was formerly President, Timothy Financial Counsel Inc. (2019 – 2024); Executive Vice President, Consumer Banking 2016 – 2019), and Chief Risk Officer (2013 – 2016), MB Financial Bank.	371

Missionary Furlough Homes (2008 – 2022)

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Interested Trustee and Officers
James A. McNamara(2) 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1962	Interested Trustee, President and Principal Executive Officer	Since 2026	Mr. McNamara is Advisory Director, Goldman Sachs (January 2018–Present); and was formerly Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998).	371

Interested Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Year of Birth: 1968	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2026	Managing Director, Goldman Sachs (November 2015–Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010–October 2015).	N/A	N/A
Jessica Moran 200 West Street New York, NY 10282 Year of Birth: 1984	Chief Compliance Officer	Since 2026	Vice President, Goldman Sachs (April 2017–Present).	N/A	N/A
Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Year of Birth: 1983	Assistant Treasurer	Since 2026	Vice President, Goldman Sachs (January 2013–Present).	N/A	N/A
Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Year of Birth: 1970	Assistant Treasurer	Since 2026	Managing Director, Goldman Sachs (January 2018–Present); and Vice President, Goldman Sachs (May 1999–December 2017).	N/A	N/A
Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Year of Birth: 1969	Assistant Treasurer	Since 2026	Vice President, Goldman Sachs (February 2010–Present).	N/A	N/A
Elaine Leung 30 Hudson Street Jersey City, NJ 07302 Year of Birth: 1974	Assistant Treasurer	Since 2026	Vice President, Goldman Sachs (January 2021–Present); and Associate, Goldman Sachs (March 2014–December 2020).	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee in the Past Five Years
Carol Liu 30 Hudson Street Jersey City, NJ 07302 Year of Birth: 1975	Assistant Treasurer	Since 2026	Vice President, Goldman Sachs (October 2017–Present); Tax Director, The Raine Group LLC (August 2015–October 2017); and Tax Director, Icon Investments LLC (January 2012–August 2015).	N/A	N/A
Anney Chi 200 West Street New York, NY 10282 Year of Birth: 1973	Vice President	Since 2026	Vice President, Goldman Sachs (2014–Present).	N/A	N/A
Kathy Meyer 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1964	Vice President	Since 2022	Chief Financial Officer, Innovator Capital Management, LLC (2018 – present).	N/A	N/A
Ryan Seber 200 West Street New York, NY 10282 Year of Birth: 1989	Vice President	Since 2026	Vice President, Goldman Sachs (2017–Present).	N/A	N/A
Alyson Shupe 200 West Street New York, NY 10282 Year of Birth: 1986	Vice President	Since 2026	Managing Director, Goldman Sachs (December 2023–Present); Head of Product Strategy (U.S. Advisor & Latin America), J.P. Morgan Asset Management (August 2018–December 2023).	N/A	N/A
Michael Twohig 200 West Street New York, NY 10282 Year of Birth: 1965	Vice President	Since 2026	Vice President, Goldman Sachs (2014–Present).	N/A	N/A
Caroline L. Kraus 200 West Street New York, NY 10282 Year of Birth: 1977	Chief Legal Officer	Since 2026

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

				N/A	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee in the Past Five Years
Robert Griffith 200 West Street New York, NY 10282 Year of Birth: 1974	Secretary	Since 2026

Managing Director, Goldman Sachs (September 2022–Present); General Counsel, Exchange Traded Concepts, LLC (October 2021–September 2022); Vice President, Goldman Sachs (August 2011–October 2021); Associate General Counsel, Goldman Sachs (December 2014–Present); Assistant General Counsel, Goldman Sachs (August 2011–December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); and Associate, Simpson Thacher & Bartlett LLP (2005–2010).

				N/A	N/A

(1)    As of April 1, 2026, the Goldman Sachs and Innovator Fund Complex includes: Innovator ETFs Trust consisted of 207 portfolios (177 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 56 portfolios (46 of which offered shares to the public); Goldman Sachs Trust consisted of 82 portfolios (77 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (10 of which offered shares to the public); Goldman Sachs Trust II consisted of 8 portfolios; Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Real Estate Diversified Income Fund consisted of one portfolio.

(2)    Mr. McNamara is deemed an interested person of the Trust (as defined in the 1940 Act) because of his positions held with Goldman Sachs and ownership of securities issued by The Goldman Sachs Group, Inc. Mr. McNamara also holds comparable positions with certain other companies of which Goldman Sachs or an affiliate thereof is the investment adviser, administrator and/or distributor.

Board Leadership

The Board has overall responsibility for the oversight and management of the Fund. The Board has two standing committees (as described further below): an Audit Committee and a Nominating and Governance Committee.

The Chairman of the Board presides at all meetings of the Board, and acts as a liaison with service providers, officers, attorneys, and other Trustees. The Chair of each Board committee performs a similar role with respect to the committee. The Chairman of the Board or the Chair of a Board committee may also perform such other functions as may be delegated by the Board or the committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Funds. The Board has regular meetings throughout the year and may hold special meetings if required before its next regular meeting. Each committee meets regularly to conduct the oversight functions delegated to that committee by the Board and reports its findings to the Board. The Board and each standing committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight. Mr. Latham serves as the Chairman of the Audit Committee.

Risk Oversight

Among the Board’s general oversight and management functions is to oversee the risks of the Funds. Each Fund is subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser, or in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Funds and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of Fund activities and the risks related to those activities.

The Board has also appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and evaluation of the Fund’s compliance program. Ms. Moran serves as CCO and Timothy Casey serves as Anti-Money Laundering Officer of the Trust.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness. Further, some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. There can be no guarantee that any risk management systems established by the Funds, its service providers, or issuers of the securities in which the Funds invest will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve each Fund’s goals. As a result of the foregoing and other factors, each Fund’s ability to manage risk is subject to substantial limitations.

Trustees’ Qualifications.

The Nominating and Governance Committee selects and nominates persons for election or appointment by the Board as Independent Trustees. The Board has adopted the Nominating and Governance Committee Charter and Guidelines, which provides the Nominating and Governance Committee with general criteria to guide the Committee’s choice of candidates to nominate to serve on the Board; however, there are no specific qualifications or requirements to serve on the Board. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Board. The foregoing discussion and the Trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

Gregory G. Weaver.    Mr. Weaver has served as a Trustee and Chair of the Board since 2026. He serves as a member of the Governing Council of the Independent Directors Council. Previously, Mr. Weaver served as a Director of Verizon Communications Inc., where he served as Chair of the Audit Committee (2015–2024). Mr. Weaver was also a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

Cheryl K. Beebe.    Ms. Beebe has served as a Trustee of the Trust since 2026. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. Ms. Beebe was a member of the Board of Directors of HanesBrands Inc., a multinational clothing company, and a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she also served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications, global supply chain functions and information technology. Further, she served on the Board of Trustees of Fairleigh Dickinson University, where she served as Chair of the Governance Committee. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Dwight L. Bush.    The Honorable Dwight Bush has served as a Trustee since 2026. He also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm. From 2014 to 2017, The Honorable Dwight Bush served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. The Honorable Dwight Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee, and as Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. The Honorable Dwight Bush also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the Meridian International Center, and has served on the executive committee of Cornell University. He previously served on the Trust’s Advisory Board. Based on the foregoing, The Honorable Dwight Bush is experienced with financial and investment matters.

Kathryn A. Cassidy.    Ms. Cassidy has served as a Trustee since 2026. Previously, she was a member of the Board of Directors for Vertical Aerospace Ltd., a publicly traded aerospace and technology company (2021–2025), where she served as Chair of the Audit Committee. Ms. Cassidy also held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Formerly, Ms. Cassidy served as a Director of buildOn, a not-for-profit organization, where she served as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

John G. Chou.    Mr. Chou has served as a Trustee since 2026. Mr. Chou is retired. Formerly, he held several executive and senior management positions at Cencora, Inc. (“Cencora”) (formerly AmerisourceBergen Corporation) from 2002–2022, including Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer, Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. As Executive Vice President and Chief Legal Officer, Mr. Chou was responsible for managing Cencora’s legal, regulatory, quality, privacy, global business resilience and enterprise risk management functions, among others. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as the President of the Board of Trustees of Episcopal Community Services and as a member of the Board of Directors of the Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.

Joaquin Delgado.    Dr. Delgado has served as a Trustee since 2026. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.

Eileen H. Dowling.    Ms. Dowling has served as a Trustee since 2026. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007–2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.

Lawrence Hughes.    Mr. Hughes has served as a Trustee of the Trust since 2026. Mr. Hughes is retired. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian.    Mr. Killian has served as a Trustee of the Trust since 2026. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, he was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar.    Mr. Krichmar has served as a Trustee of the Trust since 2026. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the

Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of Controlled Risk Insurance Company of Vermont, Inc. (CRICO, A Risk Retention Group) and a member of the Audit and Finance Committees of the CRICO related entities, and a member of the University of North Carolina Kenan-Flagler Business School Board. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

Michael Latham.    Mr. Latham has served as a Trustee of the Trust since 2026. Mr. Latham is retired. Mr. Latham has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener.    Mr. Stranghoener has served as a Trustee of the Trust since 2026. Mr. Stranghoener is retired. Previously, he was Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials, and a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he also served as Chair of the Audit Committee and as a member of the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

James A. McNamara.    Mr. McNamara has served as a Trustee, President and Principal Executive Officer of the Trust since 2026. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Brian J. Wildman.    Mr. Wildman has served as a Trustee of the Trust since 2017. Mr. Wildman is currently an independent business consultant. From 2019 to 2024, he was the President of Timothy Financial Counsel Inc. From 2016 until 2019, Mr. Wildman served as Executive Vice President, Consumer Banking of MB Financial Bank. During that time, Mr. Wildman also served as a director of MB Financial Bank. From 2013 to 2016, Mr. Wildman was responsible for Risk Management and served as MB Financial Bank’s Chief Risk Officer. Prior to 2013, Mr. Wildman was responsible for the MB Financial Bank’s Wealth Management and Consumer Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman was a member of the Board of Trustees of Missionary Furlough Homes from 2008 to 2022.Based on the foregoing, Mr. Wildman is experienced with financial and investment matters.

Share Ownership

The following table provides the dollar range of Shares of each Fund beneficially owned by the then-serving Trustees as of December 31, 2025.

Fund	Bond	Berg	Stowell	Wildman
Innovator Growth Accelerated Plus ETF® – January	–	–	–	–
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	–	–	–	–
Innovator U.S. Equity Accelerated Plus ETF® – January	–	–	–	–
Innovator Growth Accelerated Plus ETF® – April	–	B	–	–
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	–	–	–	–
Innovator U.S. Equity Accelerated Plus ETF® – April	–	–	–	–
Innovator Growth Accelerated Plus ETF® – July	–	D	–	–
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	–	–	–	–
Innovator U.S. Equity Accelerated Plus ETF® – July	–	–	–	–
Innovator Growth Accelerated Plus ETF® – October	–	–	–	–
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	–	–	–	–
Innovator U.S. Equity Accelerated Plus ETF® – October	–	–	–	–
Innovator Growth Accelerated ETF® – Quarterly	–	–	–	–
Innovator U.S. Equity Accelerated ETF® – Quarterly	–	–	–	–
Innovator Uncapped Accelerated U.S. Equity ETF	–	–	–	–
Aggregate Holdings in Innovator ETF Complex	D	D	D	D

Ownership Codes

A.     $1 – $10,000

B.     $10,001 – $50,000

C.     $50,001 – $100,000

D.     Over $100,000

As of December 31, 2025, the then-serving Independent Trustees and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of a Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

As of February 2, 2026, the officers and then-serving Trustees, in the aggregate, owned less than 1% of the Shares of each Fund.

Trustee Compensation

Effective January 1, 2026, each Independent Trustee is paid a fixed annual retainer of $350,000 per year. The fixed annual retainer is allocated pro rata among each Fund in the Trust based upon each Fund’s assets under management.

The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and by the Trust to the then-serving Trustees for their services to the Funds for the fiscal year ended October 31, 2025. Only the Trustees of the Trust (the “Trustees”) who are not “interested persons” of the Trust or the Adviser, as defined by the 1940 Act (the “Independent Trustees”), receive compensation from the Funds. The Trust has no retirement or pension plans. The Trust has no employees. Its officers are compensated by Innovator.

Trustee	Compensation from the Funds	Compensation from the Trust
H. Bruce Bond	None	None
Mark Berg	$9,843	$303,250
Joe Stowell	$9,843	$303,250
Brian J. Wildman	$9,843	$303,250

Board Committees

Audit Committee:    The Trust’s Audit Committee consists of Messrs. Latham, Delgado, Killian, Krichmar and Weaver and Ms. Cassidy, each an Independent Trustee. Mr. Latham serves as the Chairman of the Audit Committee. The Audit Committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee held two meetings during the fiscal year ended October 31, 2025.

Nominating and Governance Committee:    The Trust’s Nominating and Governance Committee consists of each of the Independent Trustees. The Nominating and Governance Committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Governance Committee, c/o Innovator ETFs® Trust, 200 W. Front Street, Wheaton, Illinois 60187. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The Nominating and Governance Committee held two meetings during the fiscal year ended October 31, 2025.

Proxy Voting Policies

The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Adviser. For client accounts for which the Adviser has voting discretion, the Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that, in the Adviser’s view, tend to maximize a company’s long-term shareholder value and are not influenced by conflicts of interest. These principles reflect the Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. To implement these guiding principles for investments in publicly-traded equities of operating and/or holding companies, the Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Exhibit A is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed annually to ensure that it continues to be consistent with the Adviser’s guiding principles.

Under the oversight of the Adviser’s Global Stewardship Team, initial voting outputs (“Outputs”) are developed for each proxy vote that reflect the application of the Guidelines to the particular proposal. Final votes are then submitted by the Global Stewardship Team through a proxy voting platform. In some cases, in certain markets, votes may be automatically submitted in accordance with the Output, although the Adviser retains the ability to recall such automatically submitted votes if warranted. If the Adviser becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, the Global Stewardship Team will generally endeavor to consider such information where such information is viewed, in its discretion, as material when casting a vote.

While it is the Adviser’s policy generally to follow the Guidelines, the Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Output or votes cast by other Portfolio Management Teams by following an “override” process. Given the case-by-case nature of the Guidelines, there may be a difference of opinion as to the appropriate voting decision under the Guidelines on certain proxy votes. Such override decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular proxy voting matters, the Portfolio Management Teams may consider applicable regional rules, standards, and practices in addition to the Guidelines.

The Adviser has retained a third-party proxy voting platform service (the “Proxy Platform Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Adviser applies the Guidelines to each proxy issue and determining the appropriate voting decision. The Proxy Platform Service provides a platform that facilitates the casting of those votes in an efficient manner. The Adviser conducts an annual due diligence meeting with the Proxy Platform Service to review the processes and procedures related to their voting platform, including any material changes in the services, operations, staffing or processes.

From time to time, the Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Adviser can hold for clients and the nature of the Adviser’s voting in such securities. The Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Adviser has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions that the Adviser makes on behalf of a client account. These processes include the Adviser’s use of the Guidelines, the override approval process previously discussed, and the establishment of information barriers between the Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of The Goldman Sachs Group, Inc. and/or its affiliates. To mitigate perceived or potential conflicts of interest, when a proxy is for shares of a fund managed by the Adviser, the Adviser will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

Voting decisions with respect to fixed income securities generally follow the Guidelines. Securities of privately held issuers generally will be made by the Fund’s Portfolio Management Team based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on each Fund’s website, or will be available as soon as reasonably practicable after the Fund’s latest filing on Form N-PX with the SEC, at https://www.innovatoretfs.com/ and on the SEC’s website at www.sec.gov.

Investment Adviser and Other Service Providers

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as each Fund’s investment adviser. On April 1, 2026, GSAM Holdings LLC, a subsidiary of The Goldman Sachs Group, Inc., acquired Innovator and Innovator became an indirect, wholly-owned subsidiary of Goldman (the “Transaction”) and an affiliate of Goldman Sachs & Co. LLC. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Innovator  is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Funds’

investments and managing the Funds’ business affairs. Innovator serves as investment adviser to 177 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Each Fund except Innovator Growth Accelerated ETF® – Quarterly, Innovator Growth Accelerated Plus ETF® – January, Innovator Growth Accelerated Plus ETF® – July, Innovator Growth Accelerated Plus ETF® – October, Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January, Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October, Innovator U.S. Equity Accelerated Plus ETF® – January, Innovator U.S. Equity Accelerated Plus ETF® – July, and Innovator Uncapped Accelerated U.S. Equity ETF™

Pursuant to the Investment Company Act of 1940, as amended, the Transaction, which constituted a change in control of Innovator and an “assignment” of the investment management agreement between the Trust and Innovator with respect to each Fund (the “Prior Agreement”), resulted in the automatic termination of the Prior Agreement. In connection with the Transaction, each Fund has entered into a new investment advisory agreement with Innovator (the “New Agreement”). The New Agreement was approved by shareholders of such Funds and the Board prior to the consummation of the Transaction and was effective upon its closing. The New Agreement is the same as the Prior Agreement, except with respect to the date and term of the agreement and certain other non-material differences.

Under the New Agreement, Innovator is entitled to a fee from each Fund at the same annual percentage rate of the Fund’s average daily net assets, which is paid monthly. Innovator is responsible for paying all expenses of the Funds, excluding the fee payments under the New Agreement, interest expenses, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Innovator Growth Accelerated ETF® – Quarterly, Innovator Growth Accelerated Plus ETF® – January, Innovator Growth Accelerated Plus ETF® – July, Innovator Growth Accelerated Plus ETF® – October, Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January, Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October, Innovator U.S. Equity Accelerated Plus ETF® – January, Innovator U.S. Equity Accelerated Plus ETF® – July, and Innovator Uncapped Accelerated U.S. Equity ETF™

Pursuant to the Investment Company Act of 1940, as amended, the Transaction, which constituted a change in control of Innovator and an “assignment” of the Prior Agreement, resulted in the automatic termination of the Prior Agreement. In connection with the Transaction, the Funds have entered into an interim advisory agreement between the Trust and Innovator with respect to the Funds in reliance on Rule 15a-4 under the 1940 Act (the “Interim Agreement”), pursuant to which Innovator continues to serve as investment adviser to each such Fund for up to 150 days following the termination of the Prior Agreement. The Interim Agreement was approved by the Board prior to the consummation of the Transaction and was effective upon its closing. The Interim Agreement is the same as the Prior Agreement, except with respect to the date and term of the agreement and certain other differences as required by Rule 15a-4.

Management Fees

As compensation for the investment advisory services rendered, each Fund pays Innovator an annual management fee equal to 0.79% of its average daily net assets. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Funds with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Funds with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

For services rendered during the fiscal periods/years set forth below, the following table sets forth the management fee paid by each Fund to Innovator.

Management Fees
Fund	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2025
Innovator Growth Accelerated Plus ETF® – January	$199,895	$215,070	$156,392
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	$421,240	$709,973	$752,094
Innovator U.S. Equity Accelerated Plus ETF® – January	$98,348	$143,197	$135,019
Innovator Growth Accelerated Plus ETF® – April	$79,435	$104,624	$173,174
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	$366,020	$643,826	$1,342,441
Innovator U.S. Equity Accelerated Plus ETF® – April	$48,574	$76,365	$158,027
Innovator Growth Accelerated Plus ETF® – July	$96,287	$114,197	$135,209
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	$382,756	$794,854	$1,169,389
Innovator U.S. Equity Accelerated Plus ETF® – July	$107,717	$94,335	$98,798
Innovator Growth Accelerated Plus ETF® – October	$97,535	$88,517	$114,982
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	$380,551	$551,033	$713,455
Innovator U.S. Equity Accelerated Plus ETF® – October	$146,817	$136,114	$106,228
Innovator Growth Accelerated ETF® – Quarterly	$147,603	$265,674	$340,724
Innovator U.S. Equity Accelerated ETF® – Quarterly	$243,716	$466,091	$472,497
Innovator Uncapped Accelerated U.S. Equity ETF	$87,516	$188,427	$358,984

Sub-Adviser

Innovator and the Funds have retained Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, to serve as the Funds’ investment sub-adviser. Milliman was established in 1998, and also advises other investment companies, insurance companies, financial institutions, other pooled investment vehicles in addition to the Fund. The Sub-Adviser is a wholly owned subsidiary of Milliman, Inc.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Funds (the “Investment Sub-Advisory Agreement”), Milliman manages the investment of each Fund’s assets. As compensation for the sub-advisory services rendered under the Investment Sub-Advisory Agreement, Innovator has agreed to pay Milliman an annual sub-advisory fee that is based upon each Fund’s average daily net assets. Innovator is responsible for paying the entire amount of Milliman’s sub-advisory fee. The Funds do not directly pay Milliman.

For services rendered during the fiscal periods/years set forth below, the following table sets forth the sub-advisory fees paid by Innovator to Milliman for each Fund.

Sub-Advisory Fees
Fund	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2025
Innovator Growth Accelerated Plus ETF® – January	$26,155	$25,744	$17,374
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	$55,209	$84,976	$82,787
Innovator U.S. Equity Accelerated Plus ETF® – January	$12,898	$17,129	$14,769
Innovator Growth Accelerated Plus ETF® – April	$10,371	$12,563	$17,699
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	$47,769	$77,032	$142,067
Innovator U.S. Equity Accelerated Plus ETF® – April	$6,352	$9,141	$16,289
Innovator Growth Accelerated Plus ETF® – July	$12,779	$13,690	$14,416
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	$50,271	$94,708	$131,139
Innovator U.S. Equity Accelerated Plus ETF® – July	$14,243	$11,334	$10,573
Innovator Growth Accelerated Plus ETF® – October	$12,834	$10,635	$12,224
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	$50,355	$66,024	$77,732
Innovator U.S. Equity Accelerated Plus ETF® – October	$19,479	$16,342	$11,748
Innovator Growth Accelerated ETF® – Quarterly	$19,429	$31,835	$35,604
Innovator U.S. Equity Accelerated ETF® – Quarterly	$31,753	$55,976	$50,974
Innovator Uncapped Accelerated U.S. Equity ETF	$11,496	$22,452	$38,604

Innovator and the Trust have received an exemptive order from the SEC which exempts Innovator and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.

Portfolio Managers.    The portfolio managers are primarily responsible for the day-to-day management of the Funds. Each Fund currently has four portfolio managers: Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu. As of October 31, 2025, none of the portfolio managers beneficially owned any Shares of a Fund.

Compensation.    The portfolio managers are paid competitive salaries by Milliman. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities.

Conflicts of Interest.    The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest. The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts. In approving the Investment Management Agreement and Investment Sub-Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Funds and that Innovator and Milliman seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Funds, Milliman determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Funds and other accounts, orders are placed at the same time. Milliman uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Milliman generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Other Accounts.    The portfolio managers manage the investment vehicles with the number of accounts and assets, as of October 31, 2025, set forth in the table below. None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account. The numbers in the below table include the Funds included in this SAI.

	Registered Investment Companies # of Accounts ($ Assets)	Other Pooled Investment Vehicles # of Accounts ($ Assets)	Other Accounts # of Accounts ($ Assets)
Robert T. Cummings	172 ($26.2 billion)	0 ($0)	0 ($0)
Jeff Greco	188 ($52.8 billion)	0 ($0)	0 ($0)
Rebekah Lipp	166 ($26.1 billion)	0 ($0)	0 ($0)
Maria Schiopu	202 ($55.1 billion)	0 ($0)	0 ($0)

Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter of the Shares pursuant to a distribution agreement (the “Distribution Agreement”). The Distributor continually distributes Shares on a best effort basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distribution Agreement is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in each Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser, or any stock exchange.

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its “assignment,” as that term is defined in the 1940 Act.

Fund Administrator

General Information.    The Administrator and Fund Accountant for the Funds is U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

Administration Agreement.    Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) with the Funds, the Administrator provides all administrative services necessary for the Funds, other than those provided by Innovator, subject to the supervision of the Board. Employees of the Administrator generally will not be officers of the Funds for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the Administrator’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Custodian (as defined below); (iii) preparing, but not paying for, the periodic updating of each Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing each Fund’s tax returns, and preparing reports to each Fund’s shareholders and the SEC; (iv) calculation of yield and total return for each Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of each Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement.    The Administrator, pursuant to a Fund Accounting Servicing Agreement (the “Accounting Agreement”), also provides the Funds with accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of a Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Custodian and Adviser.

For the administrative and fund accounting services rendered to the Funds by the Administrator, the Administrator is paid an asset-based fee plus certain out-of-pocket expenses. Pursuant to the terms of the Investment Management Agreement, Innovator is responsible for paying for the services provided by the Administrator. The Funds do not directly pay the Administrator.

Custodian, Transfer Agent and Dividend Agent

U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), serves as custodian for the Funds’ cash and securities. Pursuant to a Custodian Servicing Agreement with the Funds, it is responsible for maintaining the books and records of each Fund’s portfolio securities and cash. The Custodian receives a minimum annual fee of $1,000. The Custodian is also entitled to certain out-of-pocket expenses and portfolio transaction fees. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS, the Administrator, also acts as the Funds’ transfer and dividend agent.

Legal Counsel

Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036 serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm for the Trust. As such, they are responsible for auditing the Trust’s annual financial statements.

Potential Conflicts of Interest

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Adviser (which, solely for purposes of this section, includes Innovator and its advisory affiliates, including Goldman Sachs Asset Management LP) and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds

(including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Adviser causes the Funds to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Funds from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Funds in ways that disadvantage the Funds and/or benefit Goldman Sachs or other Accounts.

In addition, the Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Adviser generally will be subject to fiduciary requirements. For purposes of this “Potential Conflicts of Interest” section, “Funds” shall mean, collectively, the Funds and any of the other funds within the Goldman Sachs and Innovator fund complexes, “Sub-Adviser” shall mean, collectively, the Sub-Adviser and any of their respective affiliates, directors, partners, trustees, managers, members, officers and employees, “Indexes” shall mean, collectively, stock market and other indexes that the Adviser and/or its affiliates develop, own or operate and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.

The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Adviser and Goldman Sachs is set forth in the Adviser’s and its Goldman Sachs advisory affiliates’ Forms ADV. A copy of Part 1 and Part 2A of the Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Goldman Sachs’ Other Activities May Have an Impact on Sub-Adviser and Investment Decisions with Respect Thereto

As a major participant in global financial markets providing a wide range of financial services, Goldman Sachs provides various services or has business dealings, arrangements or agreements with Sub-Adviser and affiliates and portfolio companies of the Sub-Adviser. The Adviser will face potential conflicts in making investment decisions with respect to investments with Sub-Adviser with which the Adviser or Goldman Sachs has other relationships (including whether the Funds should make initial or maintain or increase existing investments with, or withdraw investments from, the Sub-Adviser). For example, it is expected that Goldman Sachs will provide a variety of products and services to the Sub-Adviser, including prime brokerage and research services, and, in such cases, Goldman Sachs will receive compensation, which may be in various forms, and may receive other benefits from the Sub-Adviser to which the Funds allocate assets. In certain cases, Goldman Sachs and/or Accounts have interests in the Sub-Adviser or its businesses (including equity, profits or other interests). Payments to Goldman Sachs (either directly from the Sub-Adviser (or underlying funds it manages or advises) or in the form of fees or allocations payable by Accounts) will generally increase as the amount of assets that the Sub-Adviser manages increases. Therefore, investment by Accounts with the Sub-Adviser (or underlying funds it manages or advises) where Goldman Sachs or Accounts have a fee and/or profit sharing arrangement or other interest in the equity or profits of the Sub-Adviser generally results in additional revenues to Goldman Sachs and its personnel. The relationship that Goldman Sachs and Accounts have with the Sub-Adviser (or its portfolio companies or affiliates) generally also results in the Adviser being incentivized to increase Accounts’ investments with the Sub-Adviser or to retain their investments with the Sub-Adviser (or underlying funds it manages or advises). In addition, personnel of the Sub-Adviser may be clients or former employees of Goldman Sachs or may provide the Adviser and/or Goldman Sachs with notice of, or offers to participate in, investment opportunities. Actions taken by Goldman Sachs may also result in adverse performance of the Sub-Adviser’s investments, which could cause the Sub-Adviser to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Sub-Adviser). Although the Adviser’s investment decision process includes the review of qualitative and quantitative criteria, subjective decisions made by the Adviser may result in different investment decisions in respect of the Sub-Adviser than would otherwise have been the case. The Adviser makes investment decisions in respect of the Sub-Adviser consistent with its fiduciary duties and the investment strategies described in each Fund’s Prospectus.

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest and Accounts advised by the Sub-Adviser) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds and other funds or accounts managed by the Sub-Adviser. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry, initial public offerings/new issues and privately-issued debt securities) or where Sub-Adviser places limitation on the allocation of investment opportunities.

Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale. Conversely, Accounts (including the Funds) may also invest in other Accounts (including the Funds) that are near the end of their life and investment by Accounts (including the Funds) may allow such products to continue in operation.

The Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

To address these potential conflicts, the Adviser has developed allocation policies and procedures that provide that the Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Adviser, or Goldman Sachs businesses or divisions outside of the Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the date of inception of the Account; the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns); the risk profile of the investment; guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy (“Primary Vehicles”) (as determined in the Adviser’s discretion, and including investments sourced by or available from the Adviser or affiliates of the Adviser), other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. For example, access to such strategies may only be available to certain Accounts through an investment in a Primary Vehicle, which investment would result in additional management fees and/or performance-based compensation payable to the Adviser. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Adviser, such Accounts will not be subject to the Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Adviser makes investment recommendations to Accounts that make investment decisions independently of the Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Funds will be reduced irrespective of the Adviser’s policies regarding allocations of investments.

The Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of each Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above.

During periods of unusual market conditions, the Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Funds will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of each Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Adviser are under no general or other obligation or duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Adviser may be undertaken by Goldman Sachs (including the Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Adviser may decide in its discretion that a Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Adviser may allocate such opportunity to another Account.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity (including an investment opportunity sourced by or available from the Adviser or affiliates of the Adviser) at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Certain Accounts may be unable to participate directly in particular types of investment opportunities (including those sourced by or available from the Adviser or affiliates of the Adviser), such as certain types of loans, due to the nature and/or size of the Accounts or limitations or prohibitions in applicable loan or transaction documentation. In addition, certain Accounts may be limited due to the timing or specific nature of the particular investment opportunity.

Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Adviser on behalf of such Account.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs, and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.

Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Adviser also apply to the asset management business of Goldman Sachs Asset & Wealth Management (of which the Adviser is a part), as well as to the other businesses within Goldman Sachs Asset & Wealth Management (including the Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a Fund, including if a Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Adviser, will not be under any obligation or other duty to share certain information with the Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.

Different areas of the Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Adviser and Goldman Sachs. Different portfolio management teams within the Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Adviser, might cause the Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Adviser performs certain valuation services related to securities and assets held in the Funds. The Adviser performs such valuation services in accordance with its valuation policies. The Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Adviser. This is particularly the case in respect of difficult-to-value assets. The Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Adviser that employ different valuation policies or procedures, or otherwise. The Adviser will face a conflict with respect to valuations generally because of their effect on the Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds or enable the Adviser to more easily track the performance of an Index than might have been the case had the Adviser applied different valuation policies.

Data and Information Sharing

Accounts, the Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.

From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Goldman Sachs’ and the Adviser’s Activities on Behalf of Other Accounts

The Adviser provides advisory services to the Funds. Goldman Sachs (including the Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Funds (including its ability to engage in a transaction or other activities).

In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family” and situations in which Accounts make investments on a side-by-side basis on the same terms and conditions. In these circumstances, the participating Accounts may have different interests, such as different investment timing horizons, including, for example, when certain Accounts are closed-end vehicles or otherwise have a limited investment period, while other Accounts are open-ended or otherwise have a less limited investment period. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may be impractical or costly, or may have adverse effects on the rights of Accounts continuing to hold the investment. As a result, the Adviser may be incentivized to accelerate or delay the sale, disposition or restructuring of an investment, which may have an adverse effect on certain of the Accounts participating in the transaction. Further, a particular Account that holds a minority interest in a portfolio company in which another Account owns a majority interest could be adversely affected in the context of restructuring and/or recapitalization transactions with respect to such portfolio company. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account. In the event the Adviser makes different investment decisions (including with respect to the timing of dispositions, additional investments, and other decisions) for Funds with respect to an investment in a common portfolio company, such Funds could have different rates of return and profit and loss on the investment or otherwise be adversely affected.

In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Funds hold or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Adviser on behalf of such other Accounts may have an adverse effect on the Funds.

The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where a Fund is a purchaser.

Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Adviser’s fiduciary obligations.

Shareholders may be offered (or may already have) access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Funds will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.

Subject to applicable law, the Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

When the Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company or Accounts liquidating their investment in the company, on the one hand, and Accounts making subsequent investments in the company, on the other hand, which have opposing interests regarding pricing and other terms. In addition, the subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Adviser or Funds are also portfolio companies or other affiliates of the Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Adviser, on the other hand. In addition, the rates paid by the Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Adviser and/or its affiliates have ceased. Such redemptions could have a significant negative impact on the Fund, including on its liquidity and the market price of its shares.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Depending upon the nature of the services and subject to the governing documents of the Fund, fees associated with in-sourced or outsourced services will be borne by a Fund or by the Adviser. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs Will Act in a Capacity Other Than Adviser to the Funds

Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure

In some cases, Goldman Sachs (including the Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. As a result, Goldman Sachs (including the Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Adviser) advises Accounts with respect to a portion of the capital structure of an issuer at the same time that a particular Account has an investment in different classes of securities of such issuer that are subordinate or senior to the securities with respect to which Goldman Sachs (including the Adviser) is providing advice. Goldman Sachs (including the Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that rank senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has an adverse effect on or otherwise conflicts with the interests of such Fund’s holdings in the issuer. In determining its course of action, Goldman Sachs (including the Adviser) will not consider the interests of the particular Account. For example, Goldman Sachs (including the Adviser) may determine to seek a liquidation, reorganization or restructuring that causes a Fund’s holdings in the issuer to be extinguished or substantially diluted, while Goldman Sachs (including the Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Adviser) or an Account participates, Goldman Sachs (including the Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Adviser) relies on information barriers between different Goldman Sachs (including the Adviser) business units or portfolio management teams. Goldman Sachs (including the Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Adviser) and other Accounts (including

Accounts sponsored, managed or advised by the Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Adviser’s policies, the Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Adviser or its affiliates and cause the Funds to engage in transactions in which the Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Adviser’s internal policies relating to these transactions which could limit the Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.

Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).

Goldman Sachs Acting in Multiple Commercial Capacities

To the extent permitted by applicable law, an issuer in which a Fund has an interest (or in which a Fund acquires an interest in the future) may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency or other hedging, research, asset management services, brokerage services or other services to the issuer, including issuers whose securities are components of one or more indices, such as the Indexes, that are created and operated by Goldman Sachs. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services and the operation of the Indexes that are tracked by the Funds, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions, any of which may have an adverse effect on a Fund. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. Providing such services may also result in Goldman Sachs receiving substantial fees, compensation, and/or remuneration. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Adviser’s selection or recommendation of certain investment products and/or strategies over others.

Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the

Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams, including companies in which Accounts have an equity or debt investment, in connection with the sale of those companies or some or all of their assets. Goldman Sachs’ compensation in connection with these engagements may be substantial and is usually based upon sales proceeds and contingent, in substantial part, upon a sale. As a result, in situations where sellers require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets. Accounts can provide financing to buyers in connection with the buyer’s purchase of securities or assets where Goldman Sachs is acting as adviser to the seller.

Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. In addition, Accounts may seek to provide acquisition financing to the buyer or one or more other bidders, which could be in competition with Goldman Sachs providing acquisition financing. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders and such other bidders could be in competition with Accounts to provide financing. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Adviser and certain Accounts to participate in the investment. Alternatively, Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest between Goldman Sachs and Accounts, including, for example, the price or terms of any Account investment in a company advised by Goldman Sachs. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an equity or debt investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.

Subject to applicable law, the Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Funds will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. Other borrowers include certain Goldman Sachs clients that pledge their interests in certain Accounts to Goldman Sachs as collateral for such loans. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, any foreclosure on collateral consisting of interests in an Account could have an adverse effect on that Account and its financing arrangements. Furthermore, actions taken by Goldman Sachs may also result in adverse performance of the Sub-Adviser’s investments, which could cause the Sub-Adviser to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Sub-Adviser). Please see “—The Sale of Fund Shares and the Allocation of Investment Opportunities—Goldman Sachs’ Other Activities May Have an Impact on Sub-Adviser and Investment Decisions with Respect Thereto” above. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman

Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Conflicts of interest also arise in the context of a restructuring or refinancing of debt securities that are owned by both Goldman Sachs and certain Accounts. In connection with any such restructuring or refinancing, the issuer could ask for broad liability releases not only from the participants themselves, but in addition from any affiliates of the participants that also hold the debt securities being restructured or refinanced. To the extent that a particular Account does not have the authority to provide such a release and is unable to negotiate a narrower release, it would be precluded from participating in the transaction, which could disadvantage such Account.

Allocation of Personnel, Services and/or Resources

Conflicts of interest may arise in allocating time, personnel and/or resources of the Adviser among the investment activities of multiple Accounts. The Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Adviser and certain Funds’ distributor, has adopted or is expected to adopt a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Adviser, and certain additional Goldman Sachs personnel who support the Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Adviser requires pre-clearance of personal securities transactions, both public and private, by the Adviser personnel and the Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the

Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Adviser personnel cannot trade. Additionally, the Adviser generally does not allow its personnel to purchase securities of single-name public issuers.

Proxy Voting by the Adviser

When a Fund allocates assets to the Sub-Adviser, the Sub-Adviser or such Fund’s custodian generally are responsible for taking all action with respect to the securities held by the Sub-Adviser on behalf of the Fund, and the Adviser is not responsible for taking any action with respect to such securities. To the extent that Goldman Sachs takes any action with respect to securities in the Fund, the Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. Examples of material conflicts of interest that could arise in connection with a proxy voting decision include, without limitation, circumstances in which (i) Goldman Sachs has a business relationship with or other interests in the issuer or another interested party and (ii) Goldman Sachs personnel have a personal relationship with personnel of the issuer or another interested party. Conflicts of interest relating to proxy voting decisions also arise in situations in which Goldman Sachs (including the Adviser) or Accounts (including the Funds), on the one hand, and a particular Account, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure.

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Adviser or Goldman Sachs to conduct its business activities. The Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Adviser or create the potential risk of trade or other errors.

The Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Adviser, might cause the Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Adviser to limit access to such information may be disadvantageous to an Account.

Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.

In addition, the Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Adviser is restricted. In such circumstances, the Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Adviser would otherwise not have done so.

The Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Adviser, an Account or their activities.

Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships, as well as client relationships and reputational considerations, in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.

Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.

In order to engage in certain transactions on behalf of a Fund, the Adviser will also be subject to (or cause such Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Adviser and/or a Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Adviser and/or a Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Adviser or the Fund. The Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Adviser will cause the sale of certain assets for the Funds rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Adviser may receive compensation from such third parties for providing them such information.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Adviser.

Brokerage Transactions

Subject to applicable law, the Adviser and/or the Sub-Adviser often select U.S. and non-U.S. broker-dealers (including affiliates of the Adviser and/or the Sub-Adviser) that furnish the Adviser and/or the Sub-Adviser, the Funds, Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Adviser’s and/or the Sub-Adviser’s views, appropriate assistance to the Adviser and/or the Sub-Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Adviser and/or the Sub-Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). The Sub-Adviser may not use soft dollars as a matter of policy. There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.

Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Adviser and/or the Sub-Adviser do not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Orders by the Adviser

The Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Adviser aggregates orders when the Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’

relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for a Fund or other Accounts, such Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.

Conflicts Associated with Sub-Adviser

The Sub-Adviser has interests and relationships that create conflicts of interest related to their management of the assets of the Funds allocated to the Sub-Adviser. Such conflicts of interest are in many cases similar to, different from or supplement those conflicts described herein relating to the Adviser. For example, because the Adviser primarily acts as a manager of advisers in respect of the Funds while the Sub-Adviser engages in direct trading strategies for the assets allocated to them, the Sub-Adviser may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to the Adviser unless the Adviser is acting as the Sub-Adviser, or may apply to the Adviser in a different or more limited manner. Such conflicts may relate to the Sub-Adviser’ trading and investment practices, including its selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which it has an interest. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Adviser’s and the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sub-Adviser may manage or advise multiple accounts (the “Sub-Adviser’s Accounts”) that have investment objectives that are the same or similar to those of the Funds and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. Employees of the Sub-Adviser may own and/or have interests in certain of the Sub-Adviser’s Accounts. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry, initial public offerings/new issues and privately-issued debt securities) or where the Sub-Adviser limits the number of clients whose assets it manages.

The Sub-Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Sub-Adviser’s Accounts for which the Sub-Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of a Fund. The simultaneous management of Sub-Adviser’s Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Sub-Adviser has an incentive to favor Sub-Adviser’s Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Sub-Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

In certain circumstances, the Sub-Adviser may allocate certain limited investment opportunities among the Sub-Adviser’s Accounts on a pro rata basis (as determined by the Sub-Adviser), but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Funds and other Sub-Adviser’s Accounts are made by reference to one or more factors. Factors may include: the date of inception of the Account; the Sub-Adviser’s Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction); the risk profile of the investment; guidelines and restrictions (including legal and regulatory restrictions affecting the Sub-Adviser’s Accounts or affecting holdings across the Sub-Adviser’s Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Sub-Adviser’s Accounts; limits on the Sub-Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Sub-Adviser’s Accounts are intended to be Primary Vehicles (as determined in the Sub-Adviser’s discretion, and including investments sourced by or available from the Sub-Adviser or affiliates of the Sub-Adviser), other Sub-Adviser’s Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. Investments by the Sub-Adviser’s Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Sub-Adviser’s Accounts are intended to be the Sub-Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, the Sub-Adviser’s Accounts may have specific policies or guidelines with respect to the Sub-Adviser’s Accounts or other persons receiving the opportunity to invest alongside the Sub-Adviser’s Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, the Sub-Adviser’s Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Sub-Adviser may make investment recommendations to the Sub-Adviser’s Accounts that make investment decisions independently of the Sub-Adviser. In circumstances in which there is limited availability of an investment opportunity, if the Sub-Adviser’s Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for such Fund will be reduced.

The Sub-Adviser, from time to time, develops and implements new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all of the Sub-Adviser’s Accounts or employed pro rata among the Sub-Adviser’s Accounts where they are employed, even if the strategy or opportunity is consistent with the objectives of the Sub-Adviser’s Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account of the Sub-Adviser may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Sub-Adviser’s Account with the same or similar trading strategy. The implementation of a Fund’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above.

During periods of unusual market conditions, the Sub-Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Sub-Adviser’s Accounts that are typically managed on a side-by-side basis with levered and/or long-short Sub-Adviser’s Accounts.

The Sub-Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Sub-Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Funds will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of such Fund’s investments.

As a result of the various considerations above, there will be cases in which the Sub-Adviser’s Accounts (including the Sub-Adviser’s Accounts in which the Sub-Adviser and personnel of the Sub-Adviser have an interest) receive an allocation of an investment opportunity (including an investment opportunity sourced by or available from the Sub-Adviser or affiliates of the Sub-Adviser)

at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Sub-Adviser’s Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Sub-Adviser’s Accounts that employ strategies the same or similar to those of the Funds.

Certain Sub-Adviser’s Accounts (including the Funds) may be unable to participate directly in particular types of investment opportunities (including those sourced by or available from the Sub-Adviser or affiliates of the Sub-Adviser), such as certain types of loans, due to the nature and/or size of the Sub-Adviser’s Accounts or limitations or prohibitions in applicable loan or transaction documentation. In addition, certain Sub-Adviser’s Accounts may be limited due to the timing or specific nature of the particular investment opportunity.

Multiple Sub-Adviser’s Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Sub-Adviser may allocate investment-related and other expenses on a pro rata or different basis.

Certain Accounts (including the Funds) that allocate assets to the Sub-Adviser do not pay compensation to the Sub-Adviser. Instead, the Sub-Adviser are compensated by the Adviser out of compensation the Adviser receives from the Accounts (including the Funds). In such circumstances, any reduction in the compensation payable to the Sub-Adviser will inure to the benefit of the Adviser with respect to certain Accounts, and not to the Accounts or their investors. This fee structure incentivizes the Adviser to recommend Sub-Adviser with lower compensation levels (including where the Sub-Adviser may discount its fees based on aggregate account size or other relationships) in order to increase the net fee to the Adviser, and not recommend other advisers that might also be appropriate for the Accounts. The Sub-Adviser’s fee breakpoints with respect to an Account may also be affected by Goldman Sachs’ business relationships and the size of Accounts other than the Account, and may directly or indirectly benefit Goldman Sachs and other Accounts. Accounts will not be entitled to any compensation with respect to such benefits received by Goldman Sachs and other Accounts.

As described above, the Sub-Adviser may discount its fees based on aggregate account size, and the Adviser may aggregate the amount of assets allocated to the Sub-Adviser across all Accounts within the same strategy (including discretionary managed accounts, Wrap Program Advisory Accounts, and the Sub-Adviser’ Accounts) in order to receive discounted fees. In certain cases, this results in a reduction in compensation payable to the Sub-Adviser with respect to certain Accounts, which inures to the benefit of the Adviser, and not to the Accounts or their investors. This fee structure incentivizes the Adviser to recommend Sub-Adviser with lower compensation levels as discussed in the preceding paragraph.

Affiliated Indexes and ETFs

The Adviser and its affiliates have in the past, and may in the future, develop, own and operate Indexes based on investment and trading strategies and concepts developed by the Adviser or its affiliates (“Adviser Strategies”). The Adviser may in the future enter into revenue sharing arrangements with third-party co-developers of an Index pursuant to which the Adviser receives a portion of the fees generated from licensing the right to use the Index or components thereof to third parties. Some of the Funds seek to track the performance of the Indexes. The Adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest.

For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic basis corresponding with the rebalancing of the Index. These differences may result in the Accounts having more favorable performance relative to that of the Index and the Funds or other Accounts that track the Index. Other potential conflicts include the potential for unauthorized access to Index information, allowing Index changes that benefit the Adviser or other Accounts and not the investors in the Funds, and the manipulation of Index pricing to present the performance of the Funds, or tracking ability, in a preferential light.

The Adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the Adviser’s operation of the Indexes, the Funds and the Accounts. The Adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the Adviser, including with respect to personnel responsible for maintaining the Indexes and those involved in decision-making for the Funds. In addition, as described above in “—Code of Ethics and Personal Trading,” the Adviser has adopted a Code of Ethics.

To the extent it is intended that a Fund track an Index, such Fund may not match, and may vary substantially from, the Index for any period of time. A Fund that tracks an Index may purchase, hold and sell securities at times when a non-Index fund would not do so. The Adviser does not guarantee that any tracking error targets will be achieved. Funds tracking an Index may be negatively impacted by any errors in the Index, either as a result of calculation errors, inaccurate data sources or otherwise. The Adviser does not guarantee the availability, timeliness, accuracy and/or completeness of an Index and the Adviser is not responsible for errors, omissions or interruptions in the Index (including when the Adviser or an affiliate acts as the Index provider) or the calculation thereof (including when the Adviser or an affiliate acts as the calculation agent).

Additional Payments to Financial Intermediaries

The Adviser and/or its affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Funds (each, an “Intermediary”) and/or other funds within the Goldman Sachs and Innovator Fund complexes (solely for purposes of this section, the “Funds”). Such payments (“Additional Payments”) are made out of the Adviser’s and/or its affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not increase the price paid by investors for the purchase of a Fund’s shares or the amount such Fund receives as proceeds from such purchases.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing activities and presentations, educational training programs, the support or purchase of technology platforms/software and/or reporting systems. The Adviser and/or its affiliates may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to the Adviser or its affiliates. In addition, the Adviser and/or its affiliates may make payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting the Funds, including through provision of consultative services to the Adviser or its affiliates relating to marketing of the Funds and/or sale of Fund shares. These may include Additional Payments to Intermediaries that agree not to charge their customers any trading commissions when those customers purchase or sell shares of a Fund online and/or that promote the availability of commission-free ETF trading to their customers.

The Adviser and/or its affiliates may determine to make Additional Payments based on any number of metrics. For example, the Adviser and/or its affiliates may make Additional Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period or calculated in basis points based on average net assets attributed to the Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of a Fund through its distribution system.

The Adviser and/or its affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Adviser benefits from the incremental management and other fees paid by a Fund with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Adviser and/or its affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials; and strategic asset allocation modeling. The Intermediary may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including a Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class of a fund for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of a Fund.

Your Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges.

Not described above are other subsidiaries of Goldman Sachs who may receive revenue from the Adviser and/or its affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Adviser and/or its affiliates may, to the extent permitted by applicable regulations, sponsor various trainings and educational programs and reimburse investors for certain expenses incurred in connection with accessing the Funds through portal arrangements. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

Payments to Intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by the Adviser, such as the inclusion of such model portfolios on an Intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an Intermediary’s clients have invested in a Fund in such models developed by the Adviser, the management fee, the total expense ratio, or sales of such Fund in such models developed by the Adviser. Some Intermediaries also provide related data regarding transactions in specific model portfolios, the Funds and investment strategies to the Adviser in exchange for a fee.

The Adviser and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby the Adviser may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of the Funds held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other Intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of the Funds held through such software or other service.

Additional Information

Book Entry Only System

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “How to Buy Shares—Book Entry.”

DTC Acts as Securities Depository for Fund Shares

Shares of each Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but the New York Stock Exchange (“NYSE”) and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to an agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of Shares of each Fund of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of any Fund at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Codes of Ethics

In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, Innovator and Milliman have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3). Foreside Financial Group, LLC, on behalf of Foreside Fund Officer Services, LLC, has adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund.

Trading and Brokerage

An investment adviser has a fiduciary duty to engage in brokerage practices that are in the best interests of its clients and to place the interests of its clients above all other interests in the broker selection process. Innovator is responsible for the management of the Funds and has delegated trade execution responsibilities to Milliman.

Accordingly, Milliman has an obligation to seek to obtain the “best execution” for each Fund’s transactions. “Best execution” is defined as the most favorable execution possible, considering such factors as the broker’s services, research provided, commissions charged, volume discounts offered, execution capability, reliability and responsiveness of the broker-dealer. Milliman may test the execution quality of the broker-dealer to which Milliman submitted the trade. This may include comparing a sample of executed equity trades and the prices that were in the market at the time of the trade (e.g., by comparing it to a third-party pricing source).

In selecting a broker for each specific transaction, Milliman uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain “best execution.” The full range and quality of brokerage services available will be considered in making these determinations. Such services may consist of the following: (i) trading capabilities, including execution speed and ability to provide liquidity; (ii) commissions and/or fees both in aggregate and on a per share basis; (iii) capital strength and stability; (iv) settlement processing; (v) use of technology and other special services; (vi) responsiveness, reliability, and integrity; and, if applicable, (vii) the nature and value of research provided.

Milliman will consider total transaction costs when selecting brokers for trade execution. Total transaction costs include: (i) market impact cost; (ii) lost opportunity to trade cost; (iii)  time-to-market cost; (iv) commissions on agency trades or the spreads on principle trades; and (v) bid-ask spread.

As a matter of policy, Milliman has indicated to the Board that it does not intend to maintain any soft dollar arrangements. Milliman may receive research on the economy, derivative instruments, flows and conditions from many broker-dealers. This information is commonly distributed by many broker-dealers to many market participants, is not associated with particular transactions, and does not obligate Milliman to trade with any particular broker-dealer. As these items are made readily available by many broker-dealers to many market participants and they do not affect Milliman’s selection of a particular broker-dealer for a specific transaction, Milliman does not believe that it has conflicts of interest related to soft dollars in the case of OTC or exchange-traded futures transactions.

The following table sets forth the brokerage commissions paid by each Fund during the specified periods.

Brokerage Commissions
Fund	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2025
Innovator Growth Accelerated Plus ETF® – January	$15,974	$20,283	$11,870
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	$27,443	$57,142	$64,759
Innovator U.S. Equity Accelerated Plus ETF® – January	$6,378	$13,787	$7,132
Innovator Growth Accelerated Plus ETF® – April	$7,455	$7,779	$7,779
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	$29,385	$44,749	$108,661
Innovator U.S. Equity Accelerated Plus ETF® – April	$3,186	$4,632	$9,542
Innovator Growth Accelerated Plus ETF® – July	$9,161	$8,233	$6,981
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	$33,587	$64,018	$44,952
Innovator U.S. Equity Accelerated Plus ETF® – July	$9,538	$5,978	$4,572
Innovator Growth Accelerated Plus ETF® – October	$11,876	$4,545	$8,136
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	$33,422	$30,992	$74,025
Innovator U.S. Equity Accelerated Plus ETF® – October	$9,513	$7,076	$6,789
Innovator Growth Accelerated ETF® – Quarterly	$36,469	$34,015	$43,348
Innovator U.S. Equity Accelerated ETF® – Quarterly	$56,419	$65,435	$56,895
Innovator Uncapped Accelerated U.S. Equity ETF	$9,618	$20,679	$19,040

The Funds did not pay brokerage commissions on trades of securities to an affiliated broker of the Funds, the Adviser or the Distributor during the fiscal periods/years ended October 31, 2023, October 31, 2024 and October 31, 2025, as applicable.

Capital Structure

Each Fund has been established as a series of the Trust. The Trust has authorized and allocated to each series an unlimited number of Shares of beneficial interest with no par value. The Trustees may, at any time, and from time to time, by resolution, authorize the establishment and division of additional shares of the Trust into an unlimited number of series and the division of any series (including the Funds) into two or more classes. When issued in accordance with the Trust’s registration statement, governing instruments and applicable law (all as may be amended from time to time), all of the Trust’s shares are fully paid and non-assessable. Shares do not have preemptive rights.

All Shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Trust are entitled to one vote for each full Share and to a proportionate fractional vote for each fractional Share standing in the shareholder’s name on the books of the Trust. However, matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class. The shares of the Trust are not entitled to cumulative voting, meaning that holders of more than 50% of the Trust’s shares may elect the entire Board. All shareholders are entitled to receive dividend and/or capital gains when and as declared by the Trustees from time to time and as discussed in the Prospectus.

Creation and Redemption of Creation Units

General.    ETFs, such as the Funds, do not sell or redeem individual shares, but rather generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism. Financial entities known as “Authorized Participants” (as defined below) have contractual arrangements with an ETF or one of the ETF’s service providers purchase and redeem an ETF’s shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on every business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An authorized participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF a “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the authorized participant may continue to hold an ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of an ETF’s shares for a basket of securities and other assets. The combination of the creation and redemption process with secondary market trading in Fund shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the ETF’s shares at or close to the NAV per share of such ETF.

Authorized Participants.    An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Funds or one of the Funds’ service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day.    A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The “Transmittal Date” is any Business Day on which an order to purchase or redeem Creation Units is received in proper form.

Basket Composition and Custom Baskets.    Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking. Each Fund currently intends to effect creations and redemptions only to and from broker-dealers and large institutional investors that have entered into participation agreements, as described further below. The Funds may effect creations and redemptions for in-kind securities or for cash, rather than in-kind securities. Creation Units are sold at their NAV plus a transaction fee.

Each Fund may utilize a “pro-rata basket” or a “custom basket” in reliance on Rule 6c-11. A pro-rata basket is a basket that is a pro rata representation of the ETF’s portfolio holdings. When utilizing a pro-rata basket, minor deviations may occur when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the ETF’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.”

An ETF and its shareholders may benefit from the flexibility afforded by custom baskets under a variety of circumstances. Generally, the usage of custom baskets may reduce costs, improve trading and increase efficiency. ETFs may be able to avoid transaction costs and adverse tax consequences when utilizing custom baskets because it provides a way for the ETF to add, remove, and re-weight portfolio securities without transacting in the market. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment advisor who are required to review each custom basket for compliance with those parameters.

Historically, the use of baskets that do not correspond pro-rata to an ETF’s portfolio holdings created concern that the Authorized Participant could take advantage of its relationship with an ETF and pressure an ETF to construct a basket that favors the Authorized Participant to the detriment of such ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. In accordance with Rule 6c-11, the Adviser has adopted policies and procedures designed to mitigate concerns that an Authorized Participant could unduly influence a Fund to construct a basket that favors an Authorized Participant to the detriment of such Fund’s shareholders, but there is no guarantee that these policies and procedures will be effective.

Basket Dissemination.    Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro-rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro-rata baskets are calculated by the fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders.    All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. Except as set forth below, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of a redemption order, such order must also be accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to the transfer agent. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

At its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units earlier in the day. A Fund, or the Distributor on behalf of such Fund, will provide Authorized Participants with prior notice of any such deadline. Purchase or redemption orders of Creation Units received by the transfer agent after the applicable deadline will not be accepted by a Fund.

The delivery of Creation Units properly created will occur no later than the first Business Day following the day on which the purchase order is deemed received (“T+1”). The requisite Cash Redemption Amount (as defined below) for an order properly submitted to redeem Creation Units will ordinarily be transferred no later than T+1.

Purchase and Issuance of Creation Units.    The consideration for the purchase of a Creation Unit of shares of a Fund may consist of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of such Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments). The Cash Component is an amount equal to the difference between the NAV of a Fund’s shares (per Creation Unit) and the Deposit Amount. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component.

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the “Creation Transaction Fee” (as defined below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 105% which Innovator may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit a Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to such Fund of purchasing such securities and the value of the collateral.

Redemption of Fund Shares in Creation Units.    Beneficial Owners of shares of the Funds may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through a Fund. The Funds will not redeem shares in amounts less than Creation

Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of a Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Funds. To the extent contemplated by a Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which Innovator may change from time to time, of the value of the missing shares.

Delivery of Redemption Proceeds.    Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Funds’

shares (per Creation Unit) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as described below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the applicable Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation Transaction Fees.    Each Fund imposes fees in connection with the purchase of Creation Units. Each Fund, or the Distributor on behalf of the Fund, will provide Authorized Participants with prior notice of such Fees. Each Fund may adjust the fee from time to time based upon actual experience. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. Shares of a Fund may be issued in advance of receipt of all Deposit Instruments subject to various conditions including a requirement to maintain on deposit with such Fund cash at least equal to a percentage specified by the applicable Fund multiplied by the market value of the missing Deposit Instruments.

Redemption Transaction Fees.    Each Fund imposes fees in connection with the redemption of Creation Units. Each Fund, or the Distributor on behalf of the Fund, will provide the Authorized Participants with prior notice of any such fees. Each Fund may adjust the fee from time to time based upon actual experience. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations.    The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF cannot set transaction fees so high as to effectively suspend the issuance of Creation Units. Each Fund reserves the right to reject a creation order transmitted to it, for any legally permissible reason, if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the required consideration is not delivered; (iv)  the acceptance of the Fund Deposit would, in the opinion of a Fund, be unlawful; or (v) there exist circumstances outside the control of a Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, Innovator, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, a Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions.    An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.    Pursuant to Rule 6c-11, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion or liquidation. Under these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Determining Offering Price and Net Asset Value

In accordance with procedures approved by the Trustees, the NAV per share of the Fund’s Shares is calculated by the Fund’s provider of administrative services by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are generally valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern time), or such other times as the NYSE or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close.

For the purpose of calculating the NAV per share of the Fund, investments are valued under valuation procedures approved by the Trustees. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Portfolio securities of the Fund are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on an exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above mentioned time for determining the Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing source supplies no exchange quotation or a quotation that is believed by the Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which vendor pricing or broker quotes are not available will be valued by the Adviser based on fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to the time used for the index calculation of the Fund, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on an exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on an exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on an exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and foreign exchange (“FX”) variance swaps, will be valued at their fair value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at foreign currency exchange rates generally determined as of 4:00 p.m. Eastern time. If such quotations are not available, the rate of exchange will be determined in good faith under procedures approved by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the NYSE is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s NAV is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

The Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Fund and each other series of the Trust from the issue or sale of its Shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the

Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund except where allocations of expenses can otherwise be fairly made.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

Distributions and Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This summary may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to continue to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the tax provisions of the Code applicable to regulated investment companies, the Fund generally will not pay federal income taxes.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to a shareholder; however, such distributions may reduce a shareholder’s tax basis in its Shares, which could result in the shareholder having to pay higher taxes in the future when it sells its Shares, even if it sells the Shares at a loss from its original investment.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a tax basis in each such Share equal to the value of a Share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. An election may be available to shareholders to defer recognition of capital gain if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

A Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Funds are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if a Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Funds do not believe that the positions held by the Funds will be subject to Section 1256, which means that the positions will not be marked to market, but the positions may be subject to the straddle rules.

Each Fund intends to treat any income that it may derive from FLEX Options as “qualifying income” under the provisions of the Code applicable to regulated investment companies. In addition, based upon language in the legislative history, each Fund intends to treat the issuer of the any FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a regulated investment company, would allow the Fund to qualify for special rules in the regulated investment company diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

A Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a regulated investment company. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the regulated investment company income and diversification tests.

The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on a Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If a Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect a Fund’s operations.

Nature of Fund’s Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.   This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected.    If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Income Effectively Connected.    If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

In addition, certain non-U.S. shareholders may be subject to estate tax with respect to Shares of a Fund.

Capital Loss Carry-Forward

Net capital losses of a Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. A Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership. As of October 31, 2025, for federal income tax purposes, each Fund had capital loss carryforwards available to offset future capital gains for an unlimited period as indicated in the table below.

Fund	Indefinite Short-Term	Indefinite Long-Term
Innovator Growth Accelerated Plus ETF® – January	$14,086,573	–
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	$33,061,653	–
Innovator U.S. Equity Accelerated Plus ETF® – January	$4,383,754	–
Innovator Growth Accelerated Plus ETF® – April	$6,914,148	–
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	$4,128,854	–
Innovator U.S. Equity Accelerated Plus ETF® – April	$1,739,132	–
Innovator Growth Accelerated Plus ETF® – July	$5,443,472	–
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	$3,426,491	–
Innovator U.S. Equity Accelerated Plus ETF® – July	$1,516,508	–
Innovator Growth Accelerated Plus ETF® – October	$8,370,143	–
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	$28,546,778	–
Innovator U.S. Equity Accelerated Plus ETF® – October	$4,478,345	–
Innovator Growth Accelerated ETF® – Quarterly	$1,782,814	–
Innovator U.S. Equity Accelerated ETF® – Quarterly	$1,606,140	–
Innovator Uncapped Accelerated U.S. Equity ETF	$6,448,118	–

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Performance Information

To obtain a Fund’s most current performance information, please call (800) 208-5212 or visit the Funds’ website at www.innovatoretfs.com. From time to time, a Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The audited financial statements for each Fund’s most recent fiscal year appear in the Funds’ Form N-CSR dated October 31, 2025. The financial statements from the Form N-CSR and notes thereto are incorporated herein by reference. The Form N-CSR is available without charge by calling (800) 208-5212 or by visiting the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Shares

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The table set forth below shows the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) who, as of January 30, 2026, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the Shares of a Fund.

Innovator Growth Accelerated ETF® – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	38.59%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	24.45%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	15.71%
Axos Clearing LLC P.O Box 6503 Englewood, CO 80155	8.24%

Innovator U.S. Equity Accelerated ETF® – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	57.29%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	18.62%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	16.36%
Innovator Uncapped Accelerated U.S. Equity ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	78.71%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	11.90%
Innovator Growth Accelerated Plus ETF® – January
Shareholders Name and Address	Percentage
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	37.64%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	33.47%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	9.70%
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	35.98%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	26.61%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	24.60%
Innovator U.S. Equity Accelerated Plus ETF® – January
Shareholders Name and Address	Percentage
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	33.41%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	30.59%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	23.06%

Innovator Growth Accelerated Plus ETF® – April
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	33.82%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	24.58%
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	9.59%
Citibank, N.A. 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	7.77%
Altruist Financial LLC 3030 S La Cienega Boulevard, 2nd Floor Culver City, California 90232	7.73%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	7.15%
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	49.53%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	21.09%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	16.63%
The Northern Trust Company 801 S. Canal Street Chicago, Illinois 60607	8.19%
Innovator U.S. Equity Accelerated Plus ETF® – April
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	59.85%
Altruist Financial LLC 3030 S La Cienega Boulevard, 2nd Floor Culver City, California 90232	13.54%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	8.67%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	6.14%
Citibank, N.A. 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	5.25%

Innovator Growth Accelerated Plus ETF® – July
Shareholders Name and Address	Percentage
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	30.21%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	25.90%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	22.56%
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	61.36%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	20.84%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	10.95%
Innovator U.S. Equity Accelerated Plus ETF® – July
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	35.41%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	28.20%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	13.60%
The Bank of New York Mellon One Wall Street, 5th Floor New York, New York 10286-0001	5.69%
Innovator Growth Accelerated Plus ETF® – October
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	44.65%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	31.61%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.97%
Citibank, N.A. 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	6.21%

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	44.18%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	25.44%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	15.07%
Innovator U.S. Equity Accelerated Plus ETF® – October
Shareholders Name and Address	Percentage
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	52.66%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	22.39%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.90%

EXHIBIT A

GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY

Effective March 2026

The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described under “Proxy Voting” above, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

PROXY VOTING GUIDELINES SUMMARY

PROXY VOTING GUIDELINES SUMMARY

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to global public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

Section 1: Director Elections

Board and Director Accountability

The board of directors serves on behalf of shareholders to ensure that management is effectively developing and implementing a strategy that will lead to long-term shareholder value. As such, we believe that shareholders have the right and responsibility to hold boards and directors accountable in fulfilling their duties and responsibilities. We view director elections as an important mechanism for shareholders to hold boards accountable.

Oversight Role of the Board

Oversight of strategy and risk are key functions of the board of directors. Companies should be managing risks and opportunities that are material to their business and have a link to long-term value creation. We expect boards to:

•   Have processes for reviewing the company’s risk appetite, existing risks, and emerging risks, including over different time horizons

•   Actively engage with the management team on strategy development and oversee the development of a long-term strategic roadmap

•   Disclose how the board provides oversight of the company’s strategy development, risk management, and risk identification system

If the board fails to discharge their risk oversight responsibilities effectively, we may vote against the relevant committee members and/or other relevant directors. This includes in instances of:

•   Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to failure to meet global corporate governance principles and/or significant local market standards

•   Failure to disclose material information in a timely manner

•   Egregious actions related to the director(s)’ service on other boards or other evidence of improper business practices that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Committee Accountability

We believe that board committees play an important role in establishing strong corporate governance and oversight. Subject to local market laws and practices, we generally expect that the board of directors will establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. In certain circumstances or regions, we may expect the board to establish additional committees. The responsibilities of the committees should be publicly disclosed. Subject to local market practices, we generally expect key committees, including audit and compensation/remuneration, to be primarily, if not fully, independent. In most cases, we expect independent chairs to lead each of the key committees.

We may vote against committee chairs and/or members if we believe a particular committee has fallen short of carrying out their stated responsibilities.

Our expectations for key committees are stated below.

Audit Committee

Audit Committees should be responsible for overseeing the reporting of the company’s financial statements, the establishment of robust internal audit processes, and the management of the independent auditor.

We may consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices. These could include, but are not limited to:

•   Fraud

•   Material misstatement of the company’s financial statements

•   Material weakness in the company’s financial reporting

•   Excessive non-audit fees paid to the independent auditor

In our evaluation, we may examine the severity, breadth, chronological sequence and duration of the issues, as well as the company’s efforts at remediation or corrective actions. Given the serious nature of these issues, we may evaluate whether solely Audit Committee members should receive against votes, or if other board should also be held accountable.

Compensation Committee

Compensation, or Remuneration, Committees should be responsible for establishing the company’s policies and practices related to executive and non-executive compensation. This includes evaluating the appropriate compensation mechanisms and/or frameworks to attract and retain a strong executive team, and to motivate that team to deliver long-term shareholder value.

In evaluating whether directors serving on the Compensation Committee are effectively fulfilling their responsibilities, we may consider whether the company’s compensation plans and practices continue to include problematic pay practices that would cause us to vote against the plan for more than one year.

Nominating and Governance Committee

In general, Nominating and Governance Committees should be responsible for assessing current and prospective director qualities and competencies, conducting the board and director evaluation process, leading the board succession planning processes, and reviewing the board’s corporate governance practices.

In evaluating whether directors serving on the Nominating and Governance Committee are effectively fulfilling their responsibilities, we consider:

•   Board composition requirements, including independence requirements, and the board’s alignment with applicable listing requirements, corporate governance codes, and local market practices

•   Board refreshment processes, policies, and practices

•   Current corporate governance practices and policies, and whether the company maintains or adopted certain governance provisions which may materially limit shareholder rights

Board Composition and Director Qualifications

To best represent the interests of shareholders, we believe boards should be comprised of directors who are independent, capable, committed, and engaged. The board should include qualified directors with relevant and complementary experience and skill sets. Companies should disclose director nominee information, including biographical information and how each director’s particular skills and experiences are relevant to the company and the board. Disclosure about nominees enables shareholders to make more informed voting decisions.

Evaluations of boards and directors will be informed by market-specific standards, practices, regulations, and other pertinent factors.

Director Independence

Independent directors are critical to oversee management and protect shareholder rights.

We generally expect the board to comply with its local listing standards’ (e.g. New York Stock Exchange/NASDAQ) definitions of independence. We may also consider additional company-specific criteria or local market practices when evaluating director’s independence.

Board Independence

An independent board is best positioned to maintain strong corporate governance practices, effectively support and oversee management, and ensure objectivity in decision-making.

We expect boards to be comprised of a majority of independent directors or align with local market practices. We may vote against responsible directors if we believe board oversight and objectivity is falling short of our expectations and could be improved with greater independent director representation.

Board Composition

Director Qualifications and Skills

We believe boards should be comprised of directors with a mixture of backgrounds, skills, experiences, and perspectives, which should include a range of professional and personal characteristics useful to the effective oversight of the company’s business. We believe this diversity of thought supports the board in fostering robust conversations, better assessing and managing risks and opportunities, and providing strong oversight of the company.

We generally defer to the Nominating Committee, or the full board, to determine the appropriate board composition attributes. The board’s composition should align with local market-specific frameworks, codes, laws, standards, and practices, where applicable. Boards should have robust processes for evaluating director candidates and qualifications. They should regularly review the board’s composition, its identified key skills, and any potential skill gaps to ensure each director and the full board are best equipped to carry out their responsibilities.

To best understand the board’s composition and processes, we look for fulsome disclosure, including:

•   Key skills, experiences, and attributes possessed by the directors

•   Alignment of the key skills and experiences with the company’s long-term strategy

•   The board’s process for regularly evaluating director skills and overall board composition

Tenure and Term Limits

We believe boards should have a reasonable mix of short-, medium-, and longer-tenured directors. An appropriate balance of tenure enables the board to maintain continuity and institutional knowledge while also introducing fresh perspectives and relevant skills.

We expect boards to regularly review director tenure as part of their board evaluation and refreshment processes. Should a board find age, tenure, and/or term limits useful, we defer to the board to set those limits and expect disclosure about the board’s policy.

While we do not mandate tenure or term limits, we may vote against certain directors, including members of the Nominating and Governance Committee, if we deem the board to have excessive average tenure and without sufficient mitigating factors, like robust refreshment practices.

In markets where local regulations or practices set maximum tenure standards, directors with tenure in excess of such regulations or practices generally will be considered non-independent.

Board and Committee Leadership

We generally believe that boards are best equipped to determine the appropriate board leadership and committee structure for their company, absent significant concerns about leadership, governance, and/or independence. We expect boards to disclose their approach and any relevant policies or processes. We also consider local market standards and practices.

Should significant governance concerns arise, this may inform our voting decisions at a company, including voting against certain directors or supporting shareholder proposals related to board leadership.

We expect boards’ commitment to strong independent leadership to carry through to committee leadership. Key committee chairs should be independent and possess the appropriate skills and experiences to lead the committee(s) on which they serve.

We expect disclosure around any policy related to committee leadership, including those related to committee rotations. We also consider local market norms and standards where they differ from our baseline views.

Director Commitments

Attendance

Directors should be informed and engaged to best carry out their responsibilities. Board and committee meeting attendance is crucial to maintaining an informed board. We may vote against directors who demonstrate inadequate attendance, without sufficient mitigating factors.

Director Capacity and Commitments

We expect directors serving on shareholders’ behalf to have adequate time and attention to fulfill their responsibilities on each board on which they serve. Nominating committees should evaluate a director candidate’s commitments during the recruitment process and should regularly review each director’s capacity to serve. Companies should disclose its relevant process(es) and policies, including if the board has established its own limitations on the number of board positions held by individual directors.

In order to ensure directors have sufficient capacity to serve on our behalf, we have established general guidelines on the maximum number of board positions that we expect to be held by individual directors (sometimes referred to as being “overboarded”).

•   No more than five public company boards for independent directors

•   For public company CEOs, no more than two public company boards in addition to their own company

When evaluating director capacity and commitments, we will consider these guidelines in addition to local market norms and standards and company-specific facts and circumstances.

Contested Elections

Our assessment of contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, is based on a case-by-case assessment of company-specific circumstances in order to determine which director candidates are best suited to add value for shareholders.

The assessment includes, but is not limited to, an analysis of the following factors:

•   Company performance relative to its peers

•   The case for change at the targeted company, including the strategy of the incumbents versus that being proposed by the dissident(s)

•   The governance profile of the company, including any evidence of management entrenchment and the board’s history of responsiveness to shareholders

•   The independence, experiences, skills and overall quality of the company’s and the dissident’s respective board candidates

•   Whether minority or majority representation is being sought by the dissident

Our assessment also considers each possible voting option, including – where applicable – the potential to support a mix of management and dissident nominees.

Section 2: Shareholder Rights and Governance Practices

Voting Standards and Election-related Issues

We believe that voting at shareholder meetings is one of the fundamental rights of shareholders. There are certain standards and practices that we believe companies should adopt to better enable shareholders to participate in the voting process. In general, we look for balanced approaches to support shareholder accessibility and influence.

Annual Elections/Classified Boards

We believe that shareholders should, in general and subject to local market standards and practices, have the ability to demonstrate their support, or lack of support, for directors every year. As such, we are supportive of companies adopting annual director elections and maintaining a declassified board. If a company maintains a classified board structure in jurisdictions where the practice is inconsistent with local market standards, we generally expect them to establish a sunset provision that will transition the board to annual director elections over a period of time. We will consider company- or local market-specific circumstances when evaluating a company’s board structure.

Voting Standards for Director Elections

We believe that electing directors to serve on behalf of shareholders is one of the primary responsibilities of shareholders. We believe that certain voting standards, described below, best enable shareholders to exercise this responsibility.

Majority voting

We generally believe that a majority vote standard based on votes cast is most appropriate for the election of directors, and we will generally support proposals that seek the adoption of a majority voting standard in uncontested director elections.

We expect companies to also adopt a resignation or other post-election policy to address situations when directors do not receive majority support.

Cumulative voting

Given our general preference for a majority vote standard for the election of directors, we generally do not believe cumulative voting is appropriate absent additional local market- or company-specific context.

Voting Standards – Other Matters

Supermajority vote standards

We generally believe that a simple majority vote standard should be used for material matters that require shareholder approval. As such, we generally support proposals to reduce or eliminate supermajority vote requirements and will generally not support proposals to require a supermajority shareholder vote.

We will consider company- or local market-specific circumstances when evaluating a company’s voting standards.

Bylaws & Charter Amendments

We believe that material amendments to a company’s bylaws and/or charters should be put forth for shareholder approval.

In general, we believe that a simple majority vote standard should be used for material matters that require shareholder approval, including amendments to key corporate documents. We will generally support proposals to reduce or eliminate a supermajority vote requirement to amend bylaws and/or charters.

Equal Voting Rights (Dual-Class Stock Structures)

We believe in the “one-share, one-vote” principle and look to companies to create alignment between shareholders’ economic interests and their voting power.

We generally support companies maintaining or converting to a one-share, one-vote (single-class stock) capital structure. We generally do not support companies in maintaining or introducing dual-class capital structures or the creation of super voting shares.

We will consider company- or local market-specific circumstances when evaluating a company’s share class structure.

Shareholder Meetings and Access

Right to Call Special Meetings

We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the right to call special meetings.

We believe a 25% threshold is generally reasonable for special meetings, but we may support lower thresholds if a company does not currently give shareholders the right to call special meetings. If the right already exists at 25% (or lower), we generally will not support lowering the threshold, taking into account company-specific circumstances.

We generally think that the right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Right to Act by Written Consent

We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the ability to act by written consent if they do not have a history of strong governance practices or they do not currently give shareholders the right to call special meetings at a threshold of 25% or lower.

Meeting Format

We believe that shareholders have the right to participate in the annual meeting, or special meetings, of the companies in which they are invested. Where consistent with local market standards and practices, we generally support companies electing to host hybrid* shareholder meetings. In certain markets, companies are also allowed to hold virtual-only* shareholder meetings. We generally support companies’ decisions to hold virtual-only shareholder meetings so long as shareholder participation rights are appropriately protected. We will consider any company- or market-specific circumstances, including local regulations, when evaluating these proposals.

* The phrase “virtual-only” refers to a meeting that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid” refers to an in-person meeting in which shareholders are also permitted to participate online.

Shareholder Rights Plans (‘Poison Pills’)

We review shareholder rights plans, commonly known as poison pills, on a case-by-case basis.

When evaluating poison pills, we consider several factors, including:

•   Board independence

•   Existing takeover defenses

•   Problematic governance practices

We expect companies to disclose their rationale for adopting the pill, and we expect companies to submit a poison pill for shareholder approval within one year of adoption.

Certain problematic practices related to a company’s poison pill may inform our voting decisions, including director elections. Examples of problematic practices include:

•   The poison pill has a dead-hand or modified dead-hand feature for an extended period of time

•   The board adopts or renews a poison pill without shareholder approval and does not commit to putting the pill to a shareholder vote within one year of adoption

Section 3: Auditors and Audit Practices

Reliable financial reporting is critical for shareholders to assess a company’s performance. We expect independent auditors to provide an independent, objective opinion that financial statements are complete and accurate. We also expect the board’s Audit Committee to oversee the management of the auditing process.

Auditor Ratification

External auditors play an important role in the financial system by assuring the integrity of a company’s financial statements. To best fulfill their responsibilities, we expect auditors to be independent and free of conflicts of interest. Where consistent with local market standards, we also expect companies to allow shareholders to approve the appointment of the company’s auditor each year.

In evaluating auditors, we may withhold support if we have concerns related to any of the following:

•   An auditor lacks independence. Our analysis of an auditor’s independence may consider whether an auditor has a financial interest in or association with the company; excessive fees for non-audit related business; and other relevant context;

•   There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•   Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in audit-related disclosures.

Audit Committee Oversight

The board of directors’ Audit Committee should be responsible for overseeing the management of the independent auditor, in addition to overseeing the reporting of the company’s financial statements and the establishment of robust internal audit processes. As described in “Director Elections” above, we will consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices.

Section 4: Business Items & Issues

Business Practices

We generally believe that routine business practices and decision making should be left to the discretion of management and the board.

Reincorporation

We evaluate reincorporation proposals on an individual basis, taking into consideration the company’s economic and strategic rationale and the impact the reincorporation would have on shareholders’ rights.

Exclusive Venue for Shareholder Lawsuits

We generally defer to companies on organizational issues, including selecting venues for shareholder lawsuits. While we generally support the selection of an exclusive venue, we will consider the reasons for the proposal, the strength of the company’s existing governance practices, relevant regulations, and shareholder rights in the selected jurisdiction when evaluating a specific proposal.

Bundled Proposals

We generally support the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided or if one or more of the nominees does not meet the expectations of our policy (see Section 1– Director Elections).

Transactions & Capital Structure

Transactions

Mergers & Acquisitions

We expect major corporate transactions, like a merger or acquisition, to be carried out in the best interest of shareholders. Companies should provide strategic, operational, and financial rationale for the transaction and articulate how it will create long-term value for shareholders. We also expect the board of directors to have thorough oversight of the process.

Related-Party Transactions

In markets where shareholders are required to approve related-party transactions, we expect companies entering into related-party transactions to comply with relevant corporate laws and/or listing standards. We also expect entities entering into such a transaction to disclose details of the nature of the transaction, including the rationale, the value, and timing, so shareholders can best evaluate the transaction.

When evaluating such transactions, we may consider the following:

•   The parties on either side of the transaction;

•   The nature of the asset to be transferred/service to be provided;

•   The pricing of the transaction (and any associated professional valuation);

•   The views of independent directors and independent financial advisors;

•   Whether any entities party to the transaction (including advisers) is conflicted

Capital Structure

We believe capital structure changes should be driven by legitimate business needs and should not disadvantage shareholders. We generally are not supportive of implementing capital structure changes that are intended for anti-takeover purposes.

Our evaluation of capital structure related issues is company-specific and may be informed by local market practices, laws, regulations, and other applicable standards.

General considerations for common capital structure-related issues are detailed below.

Common Stock

We are generally supportive of companies increasing the number of shares of common stock up to 100% over the current authorization, subject to any stricter limits set in local market standards or practices.

Preferred Stock

We generally support the creation of a new class of preferred stock or issuances of preferred stock up to a reasonable percent of issued capital. We are unlikely to support the creation or issuance if the terms would adversely impact the rights of existing shareholders, including shares that would carry superior voting rights.

We generally oppose the creation of preferred stock with unspecified voting, conversion, dividend and other rights, commonly known as “blank check” preferred, unless the company states the stock will not be used for anti-takeover purposes.

Share Repurchase Plans

While we are generally supportive of share repurchase plans, when evaluating a proposal, we will consider the underlying purpose, historical abuse of repurchase plans, and reasonableness of pricing provisions and safeguards.

Section 5: Compensation

Compensation Overview

We believe effective compensation practices, also referred to as remuneration in many markets, should enable companies to attract and retain the talent they need to deliver on their long-term strategies. We expect compensation plans to be reasonable, incentivize appropriate risk-reward trade-offs, align with company performance, and ultimately drive long-term shareholder value. We believe companies should have an appropriate balance of short- and long-term metrics that are aligned to business goals and objectives. Effective disclosure of compensation plans and practices also enables shareholders to evaluate alignment between pay outcomes and business performance. We expect disclosure of approach and rationale, particularly if a company’s compensation practices differ significantly from market standards and practices.

Votes on compensation matters may take different forms in different markets, but generally can include:

•   Advisory votes on executives’ compensation/remuneration (“Say on Pay”);

•   Votes to approve new equity plans or amend existing equity plans;

•   Votes to approve specific grants of shares to executives; and

•   Shareholder resolutions addressing certain aspects of executive compensation.

Below are more detailed explanations of how our compensation principles and expectations inform our voting on key compensation-related ballot items.

Advisory Votes on Executive Compensation

“Say-on-Pay”/Remuneration Plans

We believe boards are responsible for establishing compensation plans that are appropriate for the company’s circumstances and strategy. While unique to each company, we expect plans to demonstrate alignment between executive compensation and business performance. Thorough disclosure of compensation plans allows shareholders to best evaluate the compensation decisions of the board. While we do not take a prescriptive approach, we evaluate the designs of both short-term and long-term incentive plans, and our compensation evaluations are company- and market- specific. As such, certain practices or decisions may negatively influence our support. These factors may include, but are not limited to:

Compensation Plan Design and Board Actions

•   Lack of transparent disclosure of compensation philosophy, goals, and targets

•   Limited presence of performance-based long-term incentive awards

•   Abbreviated time period for long-term incentive awards

•   Outsized bonus payouts lacking performance linkage and/or proper disclosure

•   Egregious employment or retention agreements

•   Adjustments made to targets and/or performance metrics during the pay period without sufficient disclosure

•   Repricing or replacing of underwater stock options without prior shareholder approval

Equity Compensation Plans

We believe equity compensation plays an important role in attracting and retaining key talent, including executives. As such, we generally defer, within reasonable limits, to company decisions on how best to implement equity compensation plans. When determining our support for a specific plan proposal, we will evaluate potential plan cost, plan features, and historical grant practices. Certain plan features, such as the ability to reprice stock options or stock appreciation rights without prior shareholder approval, unfavorable change-in-control features, the presence of gross ups, and options reload, may negatively impact our support for an equity plan.

Other Compensation-Related Matters

Non-Executive Director Compensation

We are generally supportive of compensating non-executive directors in cash, taking into account peer practices and market and regional norms, unless the amounts are excessive.

We evaluate equity compensation for non-executive directors on a case-by-case basis. In our evaluation, we may consider total non-executive director compensation, potential dilution, and market practices and norms, as well as other factors.

Employee Stock Purchase Plans

We believe employee stock purchase plans can be a valuable tool to support a company’s ability to attract and retain talent. As such, we are generally supportive of qualified employee stock purchase plans. When evaluating non-qualified purchase plans, we usually consider the following factors:

•   Broad-based participation

•   Limits on employee contributions

•   Presence of a discount on the stock price on the date of purchase

Option Exchange Programs/Repricing Options

We understand that companies may face circumstances where they believe exchanging or repricing options is warranted. We evaluate those situations on a case-by-case basis and will generally consider the following factors, in addition to others:

•   Rationale for the re-pricing

•   Terms and exercise price of the options

•   Participants in the program – namely if executive officers and directors are included or excluded

•   Historic trading patterns and stock price volatility

Golden Parachutes

We evaluate change-in-control payments (“Golden Parachutes”) on a case-by-case basis. Our evaluation generally includes the factors listed below:

•   New single-trigger entitlements for outstanding awards

•   Maximum performance payout for the long-term incentive plan regardless of performance results

•   Max payout for the short-term incentive plan regardless of performance results

•   New single-trigger grants in connection with merger

•   Single trigger cash payments

Section 6: Shareholder Proposals

We evaluate shareholder proposals with the primary focus of promoting long-term shareholder value. When evaluating shareholder proposals, the following factors are generally considered:

Materiality

•   Whether the subject of the proposal is considered to be material to the company’s business

•   Whether the proposal is appropriately tailored to the facts and circumstances of the particular company where it is being submitted

•   The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation, risk profile, or business performance

Disclosure

•   The company’s current level of publicly available disclosure, including if the company already discloses similar information

•   If the disclosure would materially add to shareholders’ ability to assess the company’s financial performance, strategic positioning, or corporate governance

•   If the information could be produced at reasonable cost to the company and its shareholders

Proposal content and implementation

•   Whether the subject of the proposal is best left to the discretion of the board

•   Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage

Section 7: Sustainability

We expect companies to manage risks and opportunities that are material to their businesses and have a clear link to long-term value creation, including – where relevant – “sustainability”-related issues. These could include, where material for a particular company:

•   Climate-related risks and opportunities

•   Biodiversity and other environmental matters

•   Human capital management and other labor issues

•   Human rights

•   Corporate political activities

•   Other sector-specific sustainability matters

We evaluate companies’ corporate strategies, investment and financing activities, management incentives, resource use, regulatory policies, and environmental impact, as well as their overall effect on and engagement with consumers, workers, and the communities in which they operate to assess and promote long-term value creation.

As with other risk and strategic issues, we expect boards to have robust oversight and disclosure of processes and practices for material sustainability-related risks and opportunities. We seek to understand how the company has identified material issues; the strategy around, and risk management of, those material issues; and any relevant metrics and targets used to assess performance related to the material issues. This includes an assessment of whether the company’s related disclosures allow for investors to effectively evaluate companies’ practices related to material sustainability-related risks and opportunities, including – where relevant – whether the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group’s standards or recommendations.

In instances where we believe a company does not provide the appropriate oversight, disclosures, and/or evidence of effective practices relating to business-relevant sustainability issues, we may express our views through our engagement and/or voting. Our views are shaped by the company’s business and commercial context, as well as local market standards and practices, reflecting our case-by-case approach to assessing sustainability matters.